                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 HERCULES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 HERCULES, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                               March 15, 1995

   Dear Stockholder:

        On behalf of your Board of Directors and your management, I cordially invite you to attend the 1995 Annual Meeting of Stockholders which will be held on THURSDAY, APRIL 27, 1995, at 11 a.m., local time, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware. We hope that you will be able to attend. However, due to the seating capacity at the Delaware Art Museum, admittance to the Annual Meeting will be by ticket only on a first come, first served basis. You may request a ticket by checking off the appropriate box on your Proxy Card. If you arrive at the Annual Meeting without a ticket, you will be seated only if space is available.

        The enclosed Notice of Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. This year you are being asked to (i) re-elect three incumbent directors (i.e., Robert G. Jahn, Ralph L. MacDonald, Jr., and Paula A. Sneed), (ii) ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants, (iii) approve an amendment to the Restated Certificate of Incorporation that would increase the number of authorized shares of common stock from the existing amount of 150 million shares to 300 million shares; and (iv) approve an amended and restated Hercules Incorporated Long Term Incentive Compensation Plan.

        I plan, as is our custom at the Annual Meeting, to give a report on the affairs of Hercules. You will have the opportunity to comment on and ask questions about the affairs of Hercules that may be of interest to stockholders generally. Your input is important to us; therefore, whether or not you plan to attend the Annual Meeting, please vote, sign, date and return your Proxy Card as soon as practicable. This will not prevent you from voting your shares in person if you do attend the Annual Meeting.

        Thank you for your cooperation and your interest in Hercules.

                                           Sincerely,

                                           /s/THOMAS L. GOSSAGE
                                           --------------------------------
                                           Thomas L. Gossage
                                           Chairman of the Board, President
                                           and Chief Executive Officer
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              INSIDE OF COVER PAGE

                                     M A P

                                ON HOW TO REACH
                            THE DELAWARE ART MUSEUM

[LOGO]

                             HERCULES INCORPORATED
                                 Hercules Plaza
                           Wilmington, DE 19894-0001

NOTICE of the
Annual Meeting of Stockholders
to Be Held Thursday, April 27, 1995

The Annual Meeting of Stockholders of Hercules Incorporated will be held on THURSDAY, APRIL 27, 1995, at 11 a.m., local time, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware, for the following purposes:

     1) To consider and take action upon the following matters described in the Proxy Statement:

       a) Election of three directors (nominees are Robert G. Jahn, Ralph L. MacDonald, Jr., and Paula A. Sneed), each for a term of three years;

       b) Ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for 1995;

       c) Approval of an amendment to the Restated Certificate of Incorporation of Hercules to increase the number of authorized shares of common stock from the existing amount of 150 million shares to a new amount of 300 million shares; and

       d) Approval of an amended and restated Hercules Incorporated Long Term Incentive Compensation Plan.

     2) To transact such other business as may properly come before the Annual meeting.

     Stockholders of record at the close of business on February 27, 1995, will be entitled to vote at the Annual Meeting or any adjournments thereof. PLEASE MARK THE APPROPRIATE BOX ON YOUR PROXY CARD IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND A TICKET WILL BE EITHER MAILED TO YOU OR DELIVERED TO YOU UPON YOUR ARRIVAL AT THE RECEPTION DESK OF THE ANNUAL MEETING.

                                             By order of the Board of Directors,
Wilmington, Delaware
March 15, 1995                                              /s/ISRAEL J. FLOYD
                                                           ---------------------
                                                           Israel J. Floyd, Esq.
                                                             Corporate Secretary

                               TABLE OF CONTENTS
                                Proxy Statement

                                                                                           Page
                                                                                           ----
I.       GENERAL INFORMATION.............................................................    1


         Proxy Statement.................................................................    1

         Who Can Attend the Annual Meeting...............................................    1

         Quorum at the Annual Meeting....................................................    1

         Submission of Proxy Card........................................................    1

         Voting by Proxy Card............................................................    2

         Automatic Dividend Reinvestment and Savings Plan Shares.........................    2

         Confidentiality.................................................................    2

         Procedure for Director Nominations by Stockholders..............................    3

         Approval of Proxy Statement Items...............................................    3

         Stock Split.....................................................................    3

II.      MATTERS ON WHICH TO BE VOTED AT THE ANNUAL MEETING..............................    3


         1. Election of Three Directors (Nominees are Robert G. Jahn, Ralph L. MacDonald,
            Jr., and Paula A. Sneed).....................................................    3

         2. Ratification of Coopers & Lybrand L.L.P. as Independent Accountants..........    4

         3. Approval of Amendment to the Restated Certificate of Incorporation to
            Increase Number of Authorized Shares of Common Stock.........................    4

         4. Approval of An Amended and Restated Hercules Incorporated Long Term Incentive
            Compensation Plan............................................................    6

III.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.................................    8


         Principal Stockholders..........................................................    8

         Directors and Officers..........................................................    8

IV.      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................    9

V.       CORPORATE GOVERNANCE -- DIRECTORS AND EXECUTIVES................................    9


         Board and Board Committee Membership............................................   10

         Employee Director Compensation..................................................   10

         Non-employee Director Compensation..............................................   10

         Named Executives................................................................   11

         Compliance with Section 16(a) of the Securities Exchange Act of 1934............   11

VI.      EXECUTIVE COMPENSATION..........................................................   12


         Report of the Compensation Committee............................................   12

         Performance Graph...............................................................   15

         Additional Compensation Information.............................................   15

VII.     PROXY SOLICITATION COSTS........................................................   16

                               TABLE OF CONTENTS
                                Proxy Statement

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                                                                                           ----
VIII.    1996 STOCKHOLDER PROPOSALS......................................................   16

         LIST OF APPENDICES..............................................................   17


         Appendix 1:  Board of Directors.................................................   18

         Appendix 2:  Summary Compensation Table.........................................   21

         Appendix 3:  Option Grants Table................................................   23

         Appendix 4:  Option Exercises and Year-End Value Table..........................   24

         Appendix 5:  Long-Term Incentive Plan Awards Table..............................   25

         Appendix 6:  New Benefits Table.................................................   26

         Appendix 7:  Pension Plans Table................................................   27

         Appendix 8:  Employment Contracts and Termination of Employment And
                      Change-in-Control Arrangements.....................................   28

         Appendix 9:  Major Features of the LTIC Plan....................................   30

                                                           HERCULES INCORPORATED
                                                                  Hercules Plaza
[LOGO]                                                 Wilmington, DE 19894-0001

                                PROXY STATEMENT

                         Annual Meeting of Stockholders
                            Thursday, April 27, 1995

                            I.  GENERAL INFORMATION

     This Proxy Statement, the accompanying proxy/voting instruction card (the "Proxy Card") and Hercules' Annual Report to Stockholders (the "Annual Report"), containing financial statements reflecting the financial position and results of Hercules for 1994, are being distributed to stockholders commencing on or about March 15, 1995. Whether or not you expect to attend Hercules' 1995 Annual Meeting of Stockholders (the "Annual Meeting") in person, the Board of Directors of Hercules Incorporated (the "Board") requests that you complete and return your Proxy Card for use at the Annual Meeting, and any adjournments thereof.

     PROXY STATEMENT. This Proxy Statement consists of Sections I through VIII and the Appendices hereto. Such Sections and Appendices are intended to be read and construed together and when taken together they constitute one and the same instrument. YOU ARE ENCOURAGED TO CAREFULLY REVIEW EACH SECTION AND EACH APPENDIX.

     WHO CAN ATTEND THE ANNUAL MEETING. Only stockholders of record of common stock issued by Hercules ("Common Stock") at the close of business on February 27, 1995, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to one vote for each share on each matter to be voted upon at the Annual Meeting.

     Please note that seating is limited and admission to the Annual Meeting is by ticket only on a first come, first served basis. If you are a stockholder as of the Record Date and would like to attend the Annual Meeting, please request a ticket by checking the appropriate box on your Proxy Card. However, if your shares are held in the name of a broker or other nominee, please notify the Corporate Secretary and bring with you a proxy or letter from that firm confirming your ownership of shares.

     QUORUM AT THE ANNUAL MEETING.  As of the Record Date, Hercules had issued
and outstanding           shares of Common Stock. The holders of a majority of
the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a stockholders' vote at the Annual Meeting are provided under "Approval of Annual Meeting Items."

     SUBMISSION OF PROXY CARD. You are urged to sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose; however, this will not in any way affect your right to attend the Annual Meeting and vote in person. A stockholder giving a proxy has the right to revoke such proxy at any time before it is voted by giving notice of such revocation to the Secretary of Hercules, by attending the meeting and voting in person, or by returning a later dated proxy.

     The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date (i.e. February 27, 1995), including any shares held in Hercules' automatic dividend reinvestment service and/or one or more of its executive compensation plans or employee benefit plans. The total number also includes shares for which you have voting power that are credited to your savings plan account held in custody by the trustee.

     If you receive in separate mailings more than one proxy card, it is an indication that your shares are registered differently in more than one account. All proxy cards received by you should be signed and mailed by you to ensure that all your shares are voted.

     VOTING BY PROXY CARD. Except as noted herein with respect to participation in Hercules' automatic dividend reinvestment plan or savings plans, the following proxy procedure will apply. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions. IT IS NOT NECESSARY TO MARK ANY BOXES ON THE PROXY CARD IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS; MERELY SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED, POSTAGE FOR WHICH HAS BEEN PREPAID. If you return your Proxy Card properly signed, but do not indicate your voting preferences, Hercules has been informed by the proxyholders named on the front of your Proxy Card that they will vote your shares FOR:

     1. Re-election of Robert G. Jahn, Ralph L. MacDonald, Jr., and Paula A. Sneed as directors, each for a term of three years;

     2. Ratification of the appointment of Coopers & Lybrand L.L.P. as Hercules' independent accountants for 1995;

     3. Approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from the existing 150 million shares to 300 million shares; and

     4. Approval of the Hercules Incorporated Long Term Incentive Compensation Plan (Amended and Restated as of April 27, 1995).

     As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items. However, please note that except as to shares, if any, credited to your account under the Hercules Incorporated Employee Savings Plan or the Hercules Incorporated Savings and Investment Plan, your Proxy Card, when properly executed, confers discretionary authority on the proxyholders named on the face of your Proxy Card to vote in accordance with their judgment the shares represented thereby on any matter that was not known on the date of this Proxy Statement but that may properly be presented for action at the Annual Meeting.

     AUTOMATIC DIVIDEND REINVESTMENT AND SAVINGS PLAN SHARES: If you participate in Hercules' automatic dividend reinvestment plan, the number of uncertificated, whole shares credited to your account on the Record Date are included in the total number of shares shown on the Proxy Card. If you participate in any of the savings plans sponsored by Hercules or any of its subsidiaries, the number of uncertificated, whole shares credited to your account on the savings plans record date, which is January 31, 1995, are also included in the total number of shares shown on the Proxy Card. The shares in both the dividend reinvestment plan and the savings plans will be voted in accordance with your voting instructions, if any, indicated on the properly signed and returned Proxy Card. If your Proxy Card is returned properly signed, but does not indicate your voting preferences, Hercules has been advised by the administrator of the automatic dividend reinvestment plan and the trustee of each of the savings plans that shares represented by your Proxy Card will be voted in favor of each of the items in the Proxy Statement. IF A PROPERLY SIGNED PROXY CARD IS NOT RECEIVED, THE SHARES HELD IN YOUR ACCOUNT IN THE AUTOMATIC DIVIDEND REINVESTMENT PLAN WILL NOT BE VOTED; HOWEVER, THE SHARES HELD BY THE TRUSTEE FOR THE SAVINGS PLANS WILL BE VOTED IN PROPORTION TO THE WAY THAT THE OTHER PARTICIPANTS HAVE VOTED THEIR PROXIES.

     CONFIDENTIALITY: Proxy Cards, ballots and voting tabulations that identify individual participants are kept confidential. Such items are available for examination only by the inspectors of election and certain employees associated with processing proxy cards and tabulating the vote. Your vote is not disclosed except as may be necessary to meet legal requirements. Additionally, all your comments directed to management, whether written on the Proxy Card or elsewhere, will be forwarded to management in a form that does not permit identification of you unless expressly stated otherwise.

     PROCEDURE FOR DIRECTOR NOMINATIONS BY STOCKHOLDERS: Any stockholder may recommend any person as a nominee for director of Hercules by writing to the Chairman of the Nominating Committee, c/o Hercules Incorporated, Hercules Plaza, Wilmington, DE 19894-0001. Recommendations must be received by April 7, 1995, and must be accompanied by a statement from the nominee indicating his or her willingness to serve if elected and disclosing his or her principal occupations or employments over the past five years.

     APPROVAL OF PROXY STATEMENT ITEMS: Votes cast at the Annual Meeting will be counted by The Corporation Trust Company, which has been appointed by Hercules to act as inspector of election for the Annual Meeting. The inspector of election will treat shares of Common Stock represented by a properly executed and returned Proxy Card as present at the Annual Meeting for purposes of determining a quorum. Directors will be elected by the majority vote of the shares of Common Stock then issued and outstanding and entitled to vote at the Annual Meeting. Accordingly, votes withheld as to the election of directors will have the same effect as votes against each election. All other matters to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present and entitled to vote thereat; therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals will not, however, be deemed to be part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals.

     STOCK SPLIT: All share and pre-share data in this Proxy Statement have been adjusted to reflect the stock split of Hercules Common Stock in the form of a two hundred percent (200%) stock dividend effected in January, 1995. PLEASE NOTE THAT THE COMMON STOCK INFORMATION PRESENTED HEREIN IS ON A POST-STOCK SPLIT BASIS UNLESS OTHERWISE NOTED.

               II.  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

          - ELECTION OF THREE DIRECTORS (PROXY STATEMENT ITEM NO. 1)

         YOUR BOARD RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF EACH OF ROBERT G. JAHN, RALPH L. MACDONALD, JR. AND PAULA A. SNEED AS DIRECTORS.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required in order to elect each nominee.

     Hercules' Restated Certificate of Incorporation provides that the number of directors, as determined from time to time by the Board, shall be not less than seven nor more than eighteen. It further provides that directors shall be divided into three classes serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board currently consists of eleven directors. The Board previously consisted of twelve directors; however, Richard Schwartz resigned as of January 6, 1995, to assume the position of President & Chief Executive Officer of Alliant Techsystems, Inc.

     Three nominees are to be elected at the Annual Meeting. These directors comprise the class whose current term expires in 1995 and whose term after the Annual Meeting will expire in 1998. The remaining eight directors are currently serving terms which will expire in 1996 or 1997.

     IN ACCORDANCE WITH THE RECOMMENDATION OF ITS NOMINATING COMMITTEE, THE BOARD HAS NOMINATED ROBERT G. JAHN, RALPH L. MACDONALD, JR., AND PAULA A. SNEED, EACH OF WHOM IS CURRENTLY SERVING AS A DIRECTOR, FOR ELECTION AT THE ANNUAL MEETING FOR A TERM EXPIRING AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS, AND IN EACH CASE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED

AND QUALIFIED. EACH NOMINEE HAS CONSENTED TO BEING NAMED IN THIS PROXY STATEMENT AND TO SERVE IF ELECTED.

     SEE APPENDIX 1 FOR BIOGRAPHICAL INFORMATION OF EACH NOMINEE AND EACH DIRECTOR NOT STANDING FOR ELECTION.

     In the event some unexpected occurrence results in any of the designated nominees becoming unavailable for election as a director, or otherwise unable or unwilling to serve, the Board, in its discretion, may by resolution either provide for a lesser number of directors or designate substitute nominees. In the latter event, shares represented by proxies may be voted for such substitute nominee.

     - RATIFICATION OF INDEPENDENT ACCOUNTANTS (PROXY STATEMENT ITEM NO. 2)

 YOUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF COOPERS & LYBRAND L.L.P. AS
                            INDEPENDENT ACCOUNTANTS.

     The affirmative vote of the majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required in order to ratify Coopers & Lybrand L.L.P. as independent accountants.

     Upon the recommendation of the Audit Committee, the Board has appointed Coopers & Lybrand L.L.P. as independent accountants of Hercules for 1995. This appointment is subject to ratification by the stockholders. If the stockholders do not ratify the appointment, the Audit Committee and the Board will reconsider the appointment.

     Coopers & Lybrand L.L.P., which has offices or affiliates convenient to most of the localities in which Hercules and its affiliates operate worldwide, has been the independent public accountant for Hercules and most of its affiliates for many years. The Board believes that Coopers & Lybrand L.L.P.'s long-term knowledge of Hercules' business is most valuable, enabling it to carry out its assignments and responsibilities with effectiveness and efficiency. In keeping with the established policy of Coopers & Lybrand L.L.P., partners and employees of the firm engaged in auditing Hercules are periodically changed. Among other benefits, this practice gives Hercules the advantage of new expertise and experience. Coopers & Lybrand L.L.P. representatives have direct access to members of the Audit Committee and regularly attend the Audit Committee's meetings.

     The Audit Committee reviewed all services provided by Coopers & Lybrand L.L.P. to ensure that the services provided in 1994 were within the scope previously approved by the Audit Committee. Also, the Audit Committee reviewed and concluded that the non-audit services performed by Coopers & Lybrand L.L.P. did not impair its independence as accountants for Hercules.

     Hercules has been informed that, as in past years, representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting to respond to appropriate stockholder questions. They will be given the opportunity to make a statement if they so desire.

            - AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                          (PROXY STATEMENT ITEM NO. 3)

          YOUR BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT
            TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

     The affirmative vote of at least two-thirds (2/3) of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required in order to approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

     Presently, the Hercules' Restated Certificate of Incorporation, dated June 30, 1988 (the "Restated Certificate of Incorporation") provides that the total number of shares of capital stock authorized is 152 million shares of which 150 million shall be common stock without par value and 2 million shall be Series Preferred Stock without par value. The Board has determined that the Restated Certificate of Incorporation should be amended to increase the authorized number of shares of Common Stock from 150 million to 300 million. This amount does not include or affect two million shares of Preferred Stock, which was previously authorized and shall remain unchanged. The text of the proposed amendment is set forth at the end of this Proxy Statement Item.

     On December 8, 1994, the Board declared a 200% stock dividend on shares of Common Stock. The Board believed that splitting the Common Stock would broaden interest of the investment community in Hercules Common Stock by reducing the market price of the Common Stock and further believed that such a stock split would be in the best interests of Hercules and its stockholders. The stock dividend has resulted in Hercules having approximately 149 million shares issued and outstanding. Under the Restated Certificate of Incorporation, the authorized capital for Common Stock is 150 million shares and for Series Preferred Stock is 2 million shares.

     Of the 150 million shares of Common Stock presently authorized, as of February 27, 1995, approximately 114.8 million shares were outstanding, approximately 13.2 million shares were reserved for issuance pursuant to stock incentive and employee benefit plans, 4.9 million shares for conversion of debentures and bonds, and 16.2 million shares were held in Hercules' Treasury, leaving 0.9 million shares of Common Stock unreserved and available for future use. Hercules thus has only a limited number of authorized but unissued shares available for issuance.

     Of the 2 million shares of Series Preferred Stock presently authorized, as of February 27, 1995 there are no Series Preferred Shares issued or outstanding.

     The proposed additional shares of Common Stock, if authorized, could be issued for any proper corporate purposes, including a split of the then outstanding shares, sale or contribution to the Hercules' savings plans, issuance in connection with any employee stock incentive program, the acquisition of other businesses, or the raising of additional capital for use in Hercules' business. The Board will make the determinations for future issuances of authorized shares of Common Stock in the best interests of the Stockholders, and generally without further action by the stockholders.

     Each new share of Common Stock will continue to represent a purchase right (a "Right") under the provisions of the Rights Agreement, dated as of June 24, 1987, and as amended, which Rights Agreement expires July 13, 1995. The Rights will continue to trade automatically with the Common Stock and become exercisable only upon the occurrence of certain events (initiation of a hostile takeover) which are fully described in the Rights Agreement. Additionally, in connection with the stock split, and in accordance with the Rights Agreement, adjustments have been made to the purchase price and the redemption price attached to each Right. If Rights become exercisable, each holder will be entitled to purchase one three-thousandth (1/3000) of a share of Hercules Series A Junior Participating Preferred Stock at a price of $180 per share, as compared to one one-thousandth (1/1000) of a share prior to the split. The redemption price has been adjusted to $.007 per Right, from $.02 prior to the split.

     Hercules does not have any commitment or understanding at this time for the issuance of any shares of the additional Common Stock. However, the Board believes that the authority to issue such shares will give the Board the desired flexibility to issue Common Stock at any time, without delay, whenever it is in the best interests of the Stockholders. Under certain circumstances, the issuance of such shares could have the effect of discouraging attempts to acquire control of Hercules. The Board does not view the proposed amendment as an anti-takeover measure and does not currently intend to adopt any anti-takeover measures. With the possible exception of Hercules' ability to issue authorized shares of Preferred Stock, its stockholder rights plan and the staggered Board, there are no other provisions in the Restated Certificate of Incorporation or Bylaws of Hercules that management believes could reasonably be deemed to have an anti-takeover effect. Please note that the Board has resolved not to issue such authorized shares of Preferred Stock.

     Since Hercules last increased the amount of its authorized Common Stock in April 1986, it was able to effect the recent stock dividend. While Hercules has no present plans to further split the Common Stock, it wishes to have the ability to do so when such a split would be in the best interests of all stockholders.

     The holders of Common Stock do not presently have preemptive rights to subscribe for any of Hercules' securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.

     Subject to such preferences as may be afforded Preferred Stock, holders of Common Stock will be entitled to receive dividends at such times and in such amounts as may be determined by the Board and upon liquidation will be entitled to share in the remaining assets of Hercules in accordance with their respective interests. Except as provided by law or the resolutions of the Board providing for the issue of respective series of Preferred Stock, the holders of Common Stock will have the exclusive power to vote and will have one vote per share on each matter submitted to a vote of stockholders. The authorized shares of any class or classes may be increased or decreased by the affirmative vote of the majority of the outstanding shares of stock of Hercules entitled to vote except that with regards to Common Stock, no increase shall be voted unless approved by two-thirds of the shares in interest which then have voting powers.

     The text of the proposed amendment is as follows:

     On page 2 of the Restated Certificate of Incorporation of Hercules Incorporated, dated June 30, 1988, change:

     FROM:  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred and fifty-two million
            (152,000,000) shares, of which one hundred and fifty million (150,000,000)
            shares shall be Common Stock without par value (hereinafter "Common Stock") and two million (2,000,000) shares shall be Series Preferred Stock with par value
            (hereinafter called "Series Preferred Stock"). . .

       TO:  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred two million (302,000,000)
            shares, of which three hundred million (300,000,000) shares shall be Common
            Stock without par value (hereinafter "Common Stock") and two million
            (2,000,000) shares shall be Series Preferred Stock with par value (hereinafter called "Series Preferred Stock"). . .

     Financial statements are not included herein as they are not deemed material for the exercise of prudent judgment with regard to the proposed amendments to the Certificate of Incorporation. Hercules' Annual Report to Stockholders, including financial statements as of December 31, 1994, is being mailed to stockholders with this Proxy Statement.

         - APPROVAL OF AN AMENDED AND RESTATED HERCULES INCORPORATED
                     LONG TERM INCENTIVE COMPENSATION PLAN
                          (PROXY STATEMENT ITEM NO. 4)

              YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                         AMENDED AND RESTATED LTIC PLAN

     The proposed amendments to and restatement of the Hercules Incorporated Long Term Incentive Compensation Plan (Amended and Restated as of April 27,
1995) (herein the "LTIC Plan") will become effective only if a majority of the votes cast at the meeting are voted in favor of this Proxy Statement Item. Except as otherwise specified on the Proxy Card, proxies will be voted FOR approval of the LTIC Plan.

     The Hercules Incorporated Long Term Incentive Compensation Plan was approved by Hercules' stockholders at the 1991 Annual Meeting. The maximum term of the Plan was until March 31, 2000. The Plan is designed to motivate and reward key employees to attain and surpass long-range performance goals, and to compete with other major corporations in securing and retaining key employees. The Board believes that this Plan has contributed to a significant number of Hercules managers having a stock ownership in Hercules and thereby having a direct link with and motivation to create shareholder value. Under this Plan awards have been made in the form of Performance Shares, Restricted Stock and Stock Options. The Board believes that continued linkage to and motivation of shareholder value can be accomplished through (i) the greater use of Stock Options and the new use of Performance Accelerated Stock Options (options which cannot be exercised until specific performance goals have been reached) instead of the use of Performance Shares in the awards to senior level managers and (ii) the new use of Cash Value Awards (cash denominated incentives which are paid out in Restricted Stock at the end of the performance period) instead of Restricted Stock and Performance Shares in the awards to middle level managers.

     The proposed changes to this Plan include a decrease in the number of shares for Stock Options and other equity awards from the current authorization levels and a reduction of the term from the current authorized maximum term of March 31, 2000 to April 30 1998.

     Set forth below is a list of the major changes to the LTIC Plan, which list does not purport to be complete and is qualified in its entirety by reference to the text of the LTIC Plan. SEE APPENDIX 9 FOR A DESCRIPTION OF THE MAJOR FEATURES OF THE LTIC PLAN. A COPY OF THE LTIC PLAN HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY STOCKHOLDER DESIRING A COPY OF THE LTIC PLAN MAY OBTAIN IT BY WRITING TO HERCULES, 1313 NORTH MARKET STREET, WILMINGTON, DE 19894-0001, ATTENTION: CORPORATE SECRETARY, IN TIME TO BE RECEIVED ON OR BEFORE APRIL 7, 1995.

     The major changes in the LTIC Plan are designed to:

      (1) reduce the term of the LTIC Plan until April 30, 1998;

      (2) authorize the issuance for up to 1,600,000 shares of Common Stock during the period from May 1, 1995 through April 30, 1998;

      (3) authorize the issuance for up to 5,200,000 shares of Common Stock during the period from May 1, 1994 through April 30, 1998;

      (4) provide for the grant of Cash Value Awards (described in Appendix 9);

      (5) provide for the grant of Performance Accelerated Stock Options (described in Appendix 9);

      (6) allow nonqualified stock options (including performance accelerated stock options) to vest over a period of up to nine and one-half
          (9 1/2) years (currently five (5) years);

      (7) allow nonqualified stock options granted after April 30, 1994 to be exercised for up to five (5) years after retirement (currently three
          (3) years);

      (8) impose a limit on the number of stock options and performance accelerated stock options that can be granted to any one individual during the period from May 1, 1994 through April 30, 1998; and

      (9) permit participants in the LTIC Plan to elect to have Hercules withhold shares otherwise issuable to them in order to satisfy tax withholding obligations.

        THE MAJOR FEATURES OF THE LTIC PLAN ARE DESCRIBED IN APPENDIX 9.

             III.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     PRINCIPAL STOCKHOLDERS: Oppenheimer Group, Inc., Oppenheimer Tower, World Financial Center, New York, NY, has reported holdings, as of February 1, 1995, of 14,793,840 shares of Common Stock. This amount reported represents 12.5% of all shares of Common Stock outstanding. Apart from these holdings, Hercules knows of no other beneficial owner of, or group that owns, five percent (5%) or more of the Common Stock.

     DIRECTORS AND OFFICERS: According to information confirmed by them and effective as of February 27, 1995, (i) none of the nominees, directors or other individuals named in the table below (including the five most highly compensated officers) beneficially owned (as defined by Securities and Exchange Commission
rules) as much as      percent (     %) of the Common Stock outstanding; (ii)
all nominees for directors, directors continuing in office and officers as a
group beneficially owned (as defined), a total of           shares of Common
Stock, constituting approximately      percent (     %) of the total Common
Stock outstanding on that date; and (iii) the individuals named in the table below beneficially owned (as defined), the number of shares shown in the table. Except as otherwise noted, these individuals have sole voting and investment power with respect to the shares listed.

 ------------------------------------------------------------------------------------------------------------------
                                                                             Amount and Nature of Shares
                                                                                  Beneficially Owned
                     Name                                                      as of February 27, 1995
 ------------------------------------------------------------------------------------------------------------------
                                                                                      Right to           Contingent
                                                                  Direct(1)          Acquire(2)           Shares(3)
                                                                  ---------          ----------          ----------
  M. Caspari, Director                                               7,435               3,815              --
  V. J. Corbo, Officer                                              41,122              72,900              10,800
  R. K. Elliott, Director and Officer                                                   91,800              16,200
  R. M. Fairbanks, III, Director                                     4,327               3,000              --
  T. L. Gossage, Director and Officer                                                  538,200              34,800
  E. E. Holiday, Director                                            2,334               3,000              --
  R. G. Jahn, Director                                               6,164               9,000              --
  G. N. Kelley, Director                                             5,287               9,000              --
  R. L. MacDonald, Jr., Director                                     8,244               9,000              --
  H. E. McBrayer, Director                                          74,121               6,000              --
  C. D. Miller, Officer                                             35,845              43,800              10,800
  P. A. Sneed                                                        4,081                   0              --
  L. M. Thomas, Director                                             5,283               9,000              --
  Directors and Officers as a Group (20)
- ------------------------------------------------------------------------------------------------------------------

(1) Reported in this column are shares held individually in the named individual's name, individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account. Also included in this column are:

         a. Shares credited, as of January 31, 1995, to individual accounts under the Hercules Incorporated Savings and Investment Plan ("S&I Plan"):
     V. J. Corbo, 2,045 shares; R. K. Elliott, 6,112 shares; T. L. Gossage, 1,814 shares; and C. D. Miller, 5,283 shares; and all directors and officers as a group, 26,759 shares. As long as such shares remain in the S&I Plan trust, the named individuals have no power to direct disposition (except for changes in investment medium within the S&I Plan), but do have the same rights to vote and receive dividends (although held in trust until withdrawal as permitted by the S&I Plan) as do other stockholders of Hercules.

         b. Shares subject to restrictions and forfeiture risks during specified restriction periods under either the LTIC Plan or the Hercules Incorporated
     Restricted Stock Plan of 1986: V. J. Corbo,           shares; R. K.
     Elliott,           shares; T. L. Gossage,           shares; and

     C. D. Miller,           shares; and all directors and officers as a group,
               shares. As long as restricted stock awards are subject to restrictions under one of the Plans, holders of such awards have the same rights, including voting and dividend rights, with respect to the shares covered by the award, as do other stockholders of Hercules, except for the right to sell or transfer those shares as long as they are subject to the restrictions the Plans.

         c. Mr. Gossage purchased 45,000 shares in 1991 that are subject to restrictions and risks of forfeiture similar to those under the Hercules Incorporated Restricted Stock Plan of 1986.

         d. Shares awarded (1,500) to and shares purchased (750) by each non-employee director under the initial, one-time equity award opportunity described on page of this Proxy Statement. These shares, owned of record respectively by Ms. Holiday, Ms. Sneed, and Messrs. Caspari, Fairbanks, Jahn, Kelley, MacDonald, McBrayer, and Thomas, are subject to restrictions on transfer until retirement or resignation.

         e. Shares shown for Mr. Kelley also include 1,419 shares in which he shares voting and investment power with his spouse.

(2) Reported in this column are shares of Hercules Common Stock which the named individuals have a right to acquire within 60 days after February 27, 1995.

(3) Reported in this column are shares contingently awarded under the LTIC Plan. These shares are earned in whole or in part according to the degree of achievement of predetermined performance goals over specified performance periods and are subject to restrictions and forfeiture risk during such performance periods. As long as the shares are subject to such Plan's restrictions, holders of such awards have the same rights, including voting and dividend rights (on an accrued basis), with respect to the shares, as do other stockholders of Hercules, except for the right to sell or transfer those shares as long as they are subject to the restrictions of such Plan.

              IV.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the ordinary course of business, Hercules and its affiliated entities from time to time engage in transactions with other entities whose officers or directors are also directors of Hercules. Hercules believes that all such transactions of this nature were on terms that were reasonable and competitive.

     Additional transactions of this nature are expected to take place in the ordinary course of business in the future. In 1994, no director or officer had an involvement in such transaction(s), which involvement was of a nature or magnitude to require disclosure under the applicable SEC thresholds.

              V.  CORPORATE GOVERNANCE -- DIRECTORS AND EXECUTIVES

- - BOARD OF DIRECTORS: Business and affairs of Hercules are managed under the direction of the Board. Board members are kept informed of Hercules' business and affairs primarily through discussions with Hercules' senior management; materials provided to Board members each month; and participation in Board and Board Committee meetings. Board has established the following standing committees: Audit, Compensation, Executive, Finance, Nominating, Technology, and Social Responsibility. BIOGRAPHICAL INFORMATION ON EACH BOARD MEMBER IS SET FORTH IN APPENDIX 1. Board met 9 times in 1994. Each director attended at least 95% of the aggregate of all meetings of the Board and of all committees of which he was a member during 1994.

- - AUDIT COMMITTEE: Provides oversight and reviews of Hercules' auditing, accounting, financial reporting and internal accounting control functions. Recommends the independent accountant.

All members of the Audit Committee are non-employee directors. Audit Committee met 4 times in 1994.

  COMPENSATION COMMITTEE: Provides oversight and reviews of Hercules' executive compensation and employee benefit plans and programs, including the establishment, modification, and administration thereof. All members of the Compensation Committee are non-employee directors. Compensation Committee met 5 times in 1994.

  EXECUTIVE COMMITTEE: Has limited powers to act on behalf of the Board whenever the Board is not in session and it would be impractical to call a meeting of the Board. Meets only as needed and acts only by unanimous vote. Executive Committee met 1 time in 1994.

  FINANCE COMMITTEE: Provides oversight of and reviews financial affairs. Has been granted by the Board full and final authority on certain financial matters designated by the Board. Serves as the named fiduciary for all of Hercules' qualified pension and savings plans. Finance Committee met 6 times in 1994.

  NOMINATING COMMITTEE: Considers and recommends nominees for election as directors. Reviews and evaluates the effectiveness, procedures and practices of the Board, Standing Committees, and Board members. All members of the Nominating Committee are non-employee directors. Nominating Committee met 3 times in 1994.

  SOCIAL RESPONSIBILITY COMMITTEE: Reviews Hercules' policies, programs and practices on social issues of significance including equal employment opportunity; environmental, safety and health matters; and community affairs and relations. Social Responsibility Committee met 4 times in 1994.

  TECHNOLOGY COMMITTEE: Reviews the adequacy of Hercules' technology directions and resources (including intellectual property estate and research and development effort and new or emerging technologies) to support Hercules' strategic and business goals. Technology Committee met 5 times in 1994.

  BOARD AND BOARD COMMITTEES MEMBERSHIP:

- ----------------------------------------------------------------------------------------------------------------
                                                                                                         Social
         Name            Board   Audit   Compensation   Nominating   Finance   Technology   Executive   Respon.
- ----------------------------------------------------------------------------------------------------------------
  M. Caspari               X       X                         X                      X                       X-
  R. M. Fairbanks, III     X       X                                    X
  R. K. Elliott            X                                            X           X           X
  T. L. Gossage            X-                                           X           X           X-
  E. E. Holiday            X                                            X                                   X
  R. G. Jahn               X                                 X                      X-          X           X
  G. N. Kelley             X       X           X             X-
  H. E. McBrayer           X                   X                        X-          X
  R. L. MacDonald, Jr.     X                   X-                       X                       X
  P. A. Sneed              X       X                                                X
  L. M. Thomas             X       X-                                                                       X
- ----------------------------------------------------------------------------------------------------------------

 -  [Note: denotes chairperson.]

  EMPLOYEE DIRECTOR COMPENSATION: Employee Directors receive no fee or extra compensation for service on Board or Board Committees.

  NON-EMPLOYEE DIRECTOR COMPENSATION:

      Retainer and Fees: Annual fee of $20,000. Meeting fee of $1,000. Annual fee of $3,000 for Chairmanship of a Board Committee. Fee of $1,000 per day for special assignments. Reimbursement of expenses (e.g., travel, food and lodging).

    - 1994 Group Compensation: Aggregate amount paid in 1994 (including expenses reimbursed) to Non-employee Directors as a group was $432,551.

    - Stock Accumulation Plan: In 1991 and 1993, the stockholders approved the Hercules Incorporated Non-Employee Director Stock Accumulation Plan as amended ("NEDSAP"). Under NEDSAP, a Non-employee Director may elect to defer all or part of his or her retainer and fees and/or to exchange such deferred amount into Common Stock at 85% of the fair market value of Common Stock on the date of exchange.

    - Stock Options: Under NEDSAP each Non-employee Director receives annually an automatic grant of a non-qualified stock option (exercisable after a one-year holding period) to purchase 3,000 shares (on a post-split basis) of Common Stock. The option price is set at the fair market value of the Common Stock on the date of grant.

    - Initial Equity Award: Under NEDSAP, when a director is first elected to the Board, he or she receives a one-time equity award opportunity of 1,500 shares (on a post-split basis) of Common Stock, without payment to Hercules and subject to and upon the purchase of 750 shares (on a post-split basis) of Common Stock.

    - Retirement Policy: A director who has reached age 70 may not stand for re-election. Under the retirement income plan for Non-employee Directors, a Non-employee Director with at least five years of Board service will receive an annual retirement benefit for ten (10) years in the amount of sixty percent (60%) of the annual Board retainer in effect at the time the director retires from the Board or reaches age 70, whichever is earlier.

- - NAMED EXECUTIVES

     In 1994, Hercules' five most highly compensated executive officers (the "Named Executives") were as follows:

    - THOMAS L. GOSSAGE, CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER. 1994 Compensation Highlights: $768,340 salary; $734,000 bonus; $176,880 other compensation; 132,000 stock options; and 17,400 performance share awards [post-split basis].

    - RICHARD SCHWARTZ, FORMER EXECUTIVE VICE PRESIDENT AND PRESIDENT, HERCULES AEROSPACE COMPANY. (As of January 6, 1995, Mr. Schwartz left Hercules to assume the position of President & Chief Executive Officer of Alliant Techsystems, Inc.) 1994 Compensation Highlights: $420,250 salary; $273,000 bonus; $76,905 other compensation; 54,000 stock options; and 8,100 performance share awards [post-split basis].

    - R. KEITH ELLIOTT, EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER. (In 1994, Mr. Elliott held the position of Senior Vice President & Chief Financial Officer and assumed his current position in January 1995.) 1994 Compensation Highlights: $375,826 salary; $369,000 bonus; $79,954 other compensation; 54,000 stock options; and 8,100 performance share awards [post-split basis].

    - VINCENT J. CORBO, SENIOR VICE PRESIDENT, TECHNOLOGY. (In 1994, Dr. Corbo held the position of Group Vice President & President, Hercules Food & Functional Products Company and assumed his current position in January 1995.) 1994 Compensation Highlights: $233,754 salary; $269,000 bonus; $81,000 other compensation; 24,000 stock options; and 5,400 performance share awards [post-split basis].

    - C. DOYLE MILLER, GROUP VICE PRESIDENT & PRESIDENT, HERCULES CHEMICAL SPECIALTIES COMPANY. 1994 Compensation Highlights: $233,496 salary; $237,000 bonus; $81,867 other compensation; 24,000 stock options; and 5,400 performance share awards [post-split basis].

     SEE APPENDICES 2 THROUGH 7 FOR ADDITIONAL INFORMATION ON COMPENSATION FOR THE NAMED EXECUTIVES LISTED ABOVE. ALL SHARES CITED ABOVE ARE ON A POST SPLIT BASIS.

- - COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934: Based solely on review of the copies of forms furnished to Hercules, or written representations that no annual forms (SEC Form 5) were required, Hercules believes that during 1994 all filing requirements of its officers, directors and 10-percent shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with.

                          VI.  EXECUTIVE COMPENSATION

                    - REPORT OF THE COMPENSATION COMMITTEE

- - COMPENSATION PHILOSOPHY

     The objectives of Hercules' executive compensation program are to motivate management to create shareholder value by linking executive compensation with the returns realized by shareholders and ensure the continued growth and performance of Hercules by attracting, retaining, and motivating talented executives through competitive compensation.

     The Compensation Committee, composed of three independent non-employee directors, has the responsibility to administer executive compensation programs, policy and practice.

     There are three elements which constitute Hercules' executive compensation program: base pay, an annual incentive program, and a long-term incentive compensation program.

- - BASE PAY

     Hercules' executive base pay program is based on individual performance and comparing Hercules' executive compensation to the compensation for executives in comparable positions in chemical and general industry companies, including many of the companies designated in the Standard & Poors Chemical Index.

     The Compensation Committee determined Mr. Gossage's 1994 base pay by considering, without specific weighting, (i) an analysis of competitive CEO compensation in diversified chemical companies; (ii) input from three outside consulting firms, which reviewed competitive data and estimated a competitive level of base pay for Mr. Gossage; (iii) achievement of Hercules' stated 14% ROE goal; (iv) Hercules' improvement in shareholder value during the previous year;
(v) Hercules' sale of the Packaging Films business; and (vi) the continued improvement of Hercules' operating performance. Pursuant to such considerations, the Compensation Committee determined that a base pay of $775,000 for Mr. Gossage in 1994 was appropriate.

     In the case of the other Named Executives, their respective base pay was determined, without specific weighting, upon consideration of competitive compensation data as obtained from analysis of chemical company salaries, published industry surveys for comparable positions and individual performance.

- - ANNUAL INCENTIVE COMPENSATION (I.E. BONUS)

     Under the Hercules Incorporated Annual Management Incentive Compensation Plan (MICP), bonuses are paid in cash, or a combination of cash and restricted stock, in the year following performance, based on the achievement of predetermined corporate, business unit or corporate staff unit, and individual goals. The MICP provides that no payouts will occur unless the minimum level of performance as established by the Compensation Committee is exceeded. A maximum of two hundred percent (200%) of target may be paid upon achievement of outstanding performance. Once established, the Compensation Committee may adjust the performance level expected for minimum, target or maximum payouts only upon the occurrence of extraordinary event(s). In the last three years, the Compensation Committee has not waived the minimum level of performance nor adjusted the target or maximum goals required for payout. For 1994, notwithstanding the maximum stated in the MICP, the Committee determined that payouts for certain individuals warranted payouts in excess of the maximum level stated under the MICP.

     The Compensation Committee approved the 1994 MICP pool at one hundred fifty-nine percent (159%) of target level. In its measurement of Hercules corporate results for 1994, the Compensation Committee used the 1994 corporate goal of earnings per share (EPS). EPS was chosen because it is an indicator of the consistency of company performance. In 1994, Hercules achieved an EPS of $2.29 up from $1.62 (before the impact of accounting changes) in 1993. In addition to this goal of EPS, the 1994 pool reflected without specific weighting
(i) Hercules substantial progress on major strategic and tactical initiatives including the agreement on the sale of the Packaging Films business, and the early and successful completion of a new plant in Doel, Belgium; (ii) Hercules' performance, as compared to peer companies; improvement in return on equity to 21%, surpassing the goal by 4.5%; improvement in EPS; and 32% increase in net income; (iii) strong cash flow (before financing activities and after dividends) of $248 million; and (v) incremental progress in creating shareholder value. The Committee determined that the pluses and minuses of the foregoing items (i) through (v) netted to zero.

     Eighty percent of Mr. Gossage's MICP payout is attributable to corporate performance. With respect to the remaining twenty percent (20%), the Compensation Committee considered Mr. Gossage's individual accountabilities, including, without specific weighting, (i) the continued restructuring of Hercules' assets, including the sale of the Packaging Films business; (ii) manufacturing cost improvements; (iii) progress on capital expansion projects and progress on technology programs; (iv) progress on implementing the Responsible Care program and worldwide safety improvement; and (v) demonstrated leadership at Hercules and in the business community. In light of such considerations, a final 1994 MICP payout to Mr. Gossage of $734,000 was approved by the Compensation Committee.

     The final 1994 MICP payouts as approved by the Compensation Committee for the other Named Executives was an aggregate of $1,148,000 for such four individuals as a group. In the approval of the 1994 MICP payouts to such individuals, the Compensation Committee considered, without specific weighting, Hercules corporate performance, business unit performance, and the individuals' contributions to Hercules' success.

- - LONG TERM INCENTIVE COMPENSATION PLAN

     In 1994, Hercules continued to place long-term compensation emphasis on shareholder value creation through grants of stock options and on executive share ownership through grants of performance shares.

     Under the LTIC Plan, the Compensation Committee approves the pool of shares and options to be awarded to all employees and the specific awards for officers and other key employees. In accordance with the provisions of the LTIC Plan, the Chief Executive Officer approves all awards for other employees.

     Receipt of performance shares under the LTIC Plan is dependent on the achievement of certain three-year goals and can vary from zero percent (0%) to two hundred percent (200%) of the targeted number of shares. Once established, the Compensation Committee will consider changes to such goals only upon the implementation of mandated accounting changes, such as Financial Accounting Standards Board (FASB) rule changes. The LTIC Plan provides that no payouts will occur unless the minimum level of corporate performance as established by the Compensation Committee is exceeded. In the last three years, the Compensation Committee has not waived or lowered the minimum level of performance required for payout. For awards made in 1994, the goals for the receipt of performance shares are the accomplishment of certain return on equity objectives.

     In 1994, the Compensation Committee granted Mr. Gossage 17,400 performance shares payable upon the achievement of performance goals in 1996, and 132,000 stock options. In making this grant, the Compensation Committee considered without specific weighting, the value of long-term incentives, as such value was determined by two outside consulting firms; the ratio of performance shares to stock options; and the number of performance shares and stock options granted in the prior year.

     In 1994, the Compensation Committee also approved grants to the other Named Executives which aggregated 27,000 performance shares and 156,000 stock options for such four individuals as a group. In approving these grants, the Compensation Committee considered, without specific weighting, the same factors as for Mr. Gossage.

  DEDUCTIBILITY OF COMPENSATION

     Under Section 162(m) of the Internal Revenue Code, the Company may not deduct certain forms of compensation in excess of $1,000,000 paid to a Named Executive. The Compensation Committee undertook a review of Hercules' current plans and practices and has approved a change to the stock option section of the LTIC Plan, subject to shareholder approval, designating a maximum number of options which may be awarded to any one individual in order to satisfy the requirements of an exception available under Section 162(m). With respect to other types of compensation, the Compensation Committee concluded that no action would be taken at this time and that further review would be made during 1996.

  PERFORMANCE CHART

     The Performance Chart below demonstrates a five-calendar year comparison of cumulative total returns based on an initial investment of $100 in Common Stock as compared with the S&P 500 (Broad Market Index) and the S&P Chemical Index.

                                          COMPENSATION COMMITTEE

                                          R. L. MacDonald, Jr., Chairperson
                                          G. N. Kelley
                                          H. E. McBrayer

                             HERCULES INCORPORATED
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN*
              HERCULES INCORPORATED, S&P 500, & S&P CHEMICAL INDEX

      MEASUREMENT PERIOD                                         S&P CHEMICAL
    (FISCAL YEAR COVERED)             HPC           S&P 500          INDEX
1989                                       100             100             100
1990                                        92              97              85
1991                                       146             126             111
1992                                       192             136             121
1993                                       352             150             136
1994                                       365             157             152

Assumes $100 Invested on December 31, 1989
*Total return assumes reinvestment of dividends

                       ADDITIONAL COMPENSATION INFORMATION

     Set forth in Appendix 2 is the "Summary Compensation Table" which shows, for the last three fiscal years, cash and other compensation paid or accrued for those years to each of the Named Executives.

     Set forth in Appendix 3 is the "Options Grant Table" which contains information regarding the grant of stock options in 1994 to the Named Executives.

     Set forth in Appendix 4 is the "Option Exercise and Year-End Value Table" which shows information with respect to the Named Executives regarding the exercise of options during the last fiscal year and unexercised options held by them as of December 31, 1994.

     Set forth in Appendix 5 is the "Long Term Incentive Plan Awards Table" which contains information regarding awards made to the Named Executives under the LTIC Plan.

     Set forth in Appendix 6 is the "New Benefits Table" which contains information regarding benefits or amounts to be received as a result of the amendments to the LTIC Plan.

     Set forth in Appendix 7 is the "Pension Plans Table" which shows the estimated annual pension benefits payable to a covered participant (e.g. a Named Executive) at normal retirement age under Hercules' qualified benefits pension plan, as well as non-qualified supplemental benefits, based on the stated remuneration and years of service with Hercules and its subsidiaries.

     Set forth in Appendix 8 is a description titled "Employment Contracts and Termination of Employment And Change-in-Control Arrangements" which contains information regarding the same.

                         VII.  PROXY SOLICITATION COSTS

     The entire cost of soliciting proxies will be borne by Hercules. Hercules has engaged Morrow & Co., Inc. to assist in the distribution of proxy materials and with the solicitation of proxies for a fee of $10,000 plus out-of-pocket expenses. Proxies may be solicited through the mail and personally by telephone or telegram by the directors, officers and regular employees of Hercules without additional compensation for such services.

     Hercules will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of Common Stock.

                       VIII.  1996 STOCKHOLDER PROPOSALS

     Stockholders of Hercules wishing to include proposals in Hercules' proxy materials to be distributed in connection with the 1996 annual meeting of stockholders must submit the same in writing so as to be received by Hercules at its principal office at Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001, on or before November 15, 1995. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                         By Authority of the Board of Directors,

                                                           ISRAEL J. FLOYD, ESQ.
                                                             Corporate Secretary

Wilmington, Delaware
March 15, 1995

                                   APPENDICES

                                                                                         PAGE
                                                                                         ----
Appendix 1:   Board of Directors.......................................................   18
Appendix 2:   Summary Compensation Table...............................................   21
Appendix 3:   Option Grants Table......................................................   23
Appendix 4:   Option Exercises and Year-End Value Table................................   24
Appendix 5:   Long-Term Incentive Plan Awards Table....................................   25
Appendix 6:   New Benefits Table.......................................................   26
Appendix 7:   Pension Plans Table......................................................   27
Appendix 8:   Employment Contracts and Termination of Employment and                      28
              Change-in-Control Arrangements...........................................
Appendix 9:   Major Features of the LTIC Plan..........................................   30

                        APPENDIX 1:  BOARD OF DIRECTORS

                NOMINEES FOR ELECTION FOR TERM EXPIRING IN 1998

                               ROBERT G. JAHN                                   DIRECTOR SINCE 1985

[PICTURE]                      CHAIRPERSON, TECHNOLOGY COMMITTEE;
                               MEMBER, EXECUTIVE, NOMINATING
                               AND SOCIAL RESPONSIBILITY COMMITTEES

                               Robert G. Jahn, age 64, assumed his present position as professor,
                               Aerospace Sciences, Princeton University, in 1967. He served as Dean of the School of Engineering/Applied Science at Princeton from 1971 to
                               1986. Professor Jahn has been a member of the Board of Trustees of
                               Associated Universities, Inc. since 1971; a fellow of the American
                               Physical Society; and a member of the American Association of University
                               Professors, the American Institute of Physics, and the American Society
                               for Engineering Education. He is vice president and a founding member of the Society for Scientific Exploration, and has served as chairman of the Steering Committee of the Symposia on Engineering Aspects of
                               Magnetohydrodynamics, and as a member of the Commission on Higher
                               Education of the Middle States Association of Colleges and Schools.
                               Professor Jahn is also a director of Roy F. Weston, Incorporated, an environmental services firm.

                               RALPH L. MACDONALD, JR.                              DIRECTOR SINCE 1989

                               CHAIRPERSON, COMPENSATION COMMITTEE;
[PICTURE]                      MEMBER, EXECUTIVE AND FINANCE COMMITTEES

                               Ralph L. MacDonald, age 53, is a principal in Island Capital
                               Corporation, a private investment firm dedicated to the acquisition and development of small to medium-sized industrial manufacturing and distribution companies. Mr. MacDonald was formerly managing director,
                               Global Corporate Finance, of Bankers Trust Company, a banking institution. Mr. MacDonald is also a director of United Meridian
                               Corporation.

                               PAULA A. SNEED                                       DIRECTOR SINCE 1994

[PICTURE]                      MEMBER OF THE AUDIT AND TECHNOLOGY COMMITTEES

                               Paula A. Sneed, age 47, joined General Foods in 1977. During her career at General Foods, she has held numerous management positions, including vice president, Consumer Affairs; vice president and president,
                               Foodservice Division; executive vice president and general manager,
                               Desserts Division; and executive vice president, Dinner and Enhancers
                               Division. Currently she is Senior Vice President, Marketing Services,
                               Kraft Foods, Inc. Ms. Sneed was cited by Black Enterprise Magazine as one of the 40 most influential African Americans in Corporate America in
                               1993.

       INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 1997

                               RICHARD M. FAIRBANKS, III                    DIRECTOR SINCE OCTOBER 1993

[PICTURE]                      MEMBER, FINANCE AND AUDIT COMMITTEES

                               Mr. Fairbanks, age 54, is managing director, Domestic and International
                               Issues at the Center for Strategic & International Studies. He was
                               Ambassador-at- Large under President Reagan. He is a member of the board of directors of SEACOR Holdings, Inc.; vice chairman of the United
                               States National Committee of the Pacific Economic Cooperation Council;
                               member, Council on Foreign Relations; founder, The American Refugee
                               Committee of Washington; and member, Council of American Ambassadors.

                               EDITH E. HOLIDAY                              DIRECTOR SINCE MARCH 1993

[PICTURE]                      MEMBER, FINANCE AND SOCIAL RESPONSIBILITY COMMITTEES

                               Edith E. Holiday, an attorney, age 43, was Assistant to the President of the United States and Secretary of the Cabinet from 1990 until early
                               1993. Prior to her White House experience, Ms. Holiday was the General
                               Counsel, United States Treasury Department from 1989 to 1990 and served as Counselor to the Secretary of the Treasury and Assistant Secretary
                               for Public Affairs and Public Liaison, United States Treasury Department
                               from 1988 to 1989. Ms. Holiday is a director of Amerada Hess
                               Corporation, Bessimer Trust Company, N.A., Bessimer Trust Company of New
                               Jersey and H. J. Heinz Company.

                               H. EUGENE MCBRAYER                             DIRECTOR SINCE APRIL 1992

                               CHAIRPERSON, FINANCE COMMITTEE
[PICTURE]                      MEMBER, COMPENSATION AND TECHNOLOGY COMMITTEES

                               H. Eugene McBrayer, age 63, retired as president of Exxon Chemical Com-
                               pany, in January 1992, after 37 years with Exxon. Mr. McBrayer is a former chairman of the Board of the Chemical Manufacturers Association
                               and is currently a director of American Air Liquide, Inc. and Air
                               Liquide International. He is also a member of the National Council of the World Wildlife Fund and the Advisory Committee for the Pacific
                               Northwest National Laboratory.

                               LEE M. THOMAS                                        DIRECTOR SINCE 1991

[PICTURE]                      CHAIRPERSON, AUDIT COMMITTEE
                               MEMBER, SOCIAL RESPONSIBILITY COMMITTEE

                               Lee Thomas, age 50, is senior vice-president, Paper, of Georgia-Pacific
                               Corporation, a paper company. Prior to joining Georgia-Pacific, he was chairman and chief executive officer of Law Companies Environmental
                               Group, Inc., an environmental services firm. From January 1985 to
                               January 1989 he was administrator, United States Environmental
                               Protection Agency. Mr. Thomas is also chairman of the Marine Spill
                               Response Corporation.

       INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 1996

                               MANFRED CASPARI                                      DIRECTOR SINCE 1990

                               CHAIRPERSON, SOCIAL RESPONSIBILITY COMMITTEE
[PICTURE]                      MEMBER, AUDIT, NOMINATING AND TECHNOLOGY COMMITTEES

                               Manfred Caspari, age 70, retired as the Director General for
                               Competition, European Economic Community (EEC) in 1989. Prior to his EEC
                               experience, he worked in the Ministry of Economic Affairs for the German
                               Government. From January 1990 to December 1992, Dr. Caspari was Chairman
                               of the International Commission for the Protection of the Rhine against pollution. Since January 1992, Dr. Caspari has been an advisor to the
                               Badische Stahlwerke (steelworks) in Kehl, Germany.

                               R. KEITH ELLIOTT                                      DIRECTOR SINCE 1991

[PICTURE]                      EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               MEMBER, EXECUTIVE, FINANCE AND TECHNOLOGY COMMITTEES

                               R. Keith Elliott, age 53, has been Hercules' executive vice president and chief financial officer since January, 1995, and prior thereto, he had been senior vice president and chief financial officer since 1991.
                               Before joining Hercules in 1991, he had been senior vice president and chief financial officer of Engelhard Corporation, a producer of catalysts, engineered materials, precious metals and derivative products. He joined Engelhard in 1981.

                               THOMAS L. GOSSAGE                                   DIRECTOR SINCE 1989

                               CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
[PICTURE]                      CHAIRPERSON, EXECUTIVE COMMITTEE
                               MEMBER, FINANCE AND TECHNOLOGY COMMITTEES

                               Thomas L. Gossage, age 60, has been Hercules' chairman of the board and chief executive officer since January 1991 and was elected president in
                               June 1992. He had been a senior vice president of Hercules since
                               September 1989 and president and chief executive officer of The Aqualon
                               Group, a group of entities wholly owned by Hercules, since October 1989.
                               Before joining Hercules in 1988 as president, Hercules Specialty
                               Chemicals Company, he had been a group vice president at Monsanto
                               Company, a chemical producer. Mr. Gossage is a director of Wilmington
                               Trust Corporation and The Dial Corp. Mr. Gossage is a member of the
                               Advisory Board of the Georgia Institute of Technology.

                               GAYNOR N. KELLEY                                      DIRECTOR SINCE 1989

[PICTURE]                      CHAIRPERSON, NOMINATING COMMITTEE
                               MEMBER, AUDIT AND COMPENSATION COMMITTEES

                               Gaynor N. Kelley, age 63, became chairman and chief executive officer of
                               The Perkin-Elmer Corporation, a manufacturer of analytical instrumentation, in December 1990. He was elected president and chief operating officer of Perkin-Elmer in 1985 and has been a director of the company since 1984. Mr. Kelley is a member of the Board of Trustees of
                               Northeast Utilities System and is a member of the board of directors of
                               Clark Equipment Company. He is on the Advisory Board of the Center for
                               Management Development at Northeastern University, and is vice chairman of the Connecticut Business & Industry Association (CBIA) and is
                               chairman of Southwestern Area Commerce & Industry Association of
                               Connecticut, Inc. (SACIA).

                                   APPENDIX 2

SUMMARY COMPENSATION TABLE

     The following table shows, for the last three fiscal years, cash and other compensation paid or accrued for those years, to each of Hercules' five most highly compensated executive officers. PLEASE NOTE THAT THE SHARE NUMBER MENTIONED IN THE CHART OR IN FOOTNOTES ARE ON A POST-STOCK SPLIT BASIS.

- -----------------------------------------------------------------------------------------------------------------------
                                                                           Long Term Compensation
                                                                      ---------------------------------
                                               Annual Compensation                   Awards     Payouts
- -----------------------------------------------------------------------------------------------------------------------
Name                                                         Other   Restricted  Securities
and                                                         Annual       Stock   Underlying       LTICP       All Other
Principal                          Salary     Bonus   Compensation    Award(s)      Options     Payouts    Compensation
Position                   Year       ($)       ($)            ($)      (1)($)          (#)      ($)(2)          (3)($)
- -----------------------------------------------------------------------------------------------------------------------
 T. L. Gossage             1994   768,340   734,000         57,269     226,753      132,000     564,113         119,611
  Chm., Pres., and CEO     1993   725,834   924,000         18,209   1,870,939      132,000           0         131,516
                           1992   680,004   816,000         11,347           0      132,000           0          71,451
- -----------------------------------------------------------------------------------------------------------------------
 R. Schwartz               1994   420,250   273,000         21,066     102,146       54,000   3,773,234          55,839
  Exec. VP & Pres.,        1993   403,228   407,000          9,675     650,545       54,000     903,102          55,545
  HAC*                     1992   386,868   375,000          8,629           0       54,000           0          39,321
- -----------------------------------------------------------------------------------------------------------------------
 R. K. Elliott             1994   375,826   369,000         30,212      67,679       54,000     306,233          49,742
  Exec. VP & CFO**         1993   350,830   426,000          6,962     164,459       54,000           0          42,028
                           1992   325,000   330,000          5,545           0       54,000           0          19,144
- -----------------------------------------------------------------------------------------------------------------------
 V. J. Corbo               1994   233,754   269,000         16,094      21,873       24,000     210,458          64,906
  Group VP &               1993   220,420   248,000          5,444       9,220       24,000           0          52,860
  Pres., HF&FP***          1992   204,334   208,000          2,619           0       54,000           0          43,298
- -----------------------------------------------------------------------------------------------------------------------
 C. D. Miller              1994   233,496   237,000         25,210      16,405       24,000     210,220          56,657
  Group VP &               1993   223,330   217,000                      9,668       24,000
  Pres., HCSC              1992   207,200   218,000          1,341           0       54,000           0          18,856
- -----------------------------------------------------------------------------------------------------------------------

Footnotes to Summary Compensation Table:

  * In 1994 Mr. Schwartz held the position of Executive Vice President & President, Hercules Aerospace Company. In January 1995, he left Hercules and assumed the position of President & Chief Executive Officer of Alliant Techsystems, Inc.

 ** In 1994, Mr. Elliott held the position of Senior Vice President & Chief
    Financial Officer. In January 1995, he assumed the position of Executive Vice President & Chief Financial Officer.

*** In 1994, Mr. Corbo held the position of Group Vice President & President,
    Hercules Food & Functional Products Company. In January, 1995, he assumed the position of Senior Vice President, Technology.

(1) The amounts appearing in this column are the dollar values of restricted stock awards granted during each reporting year. Each value is determined by multiplying the number of shares in each award by the closing market price of Common Stock on the date of grant and subtracting the consideration, if any, paid by the Named Executive. Dividends, as and when payable to stockholders generally of Common Stock, will be paid on the restricted stock.

     As part of the LTIC Plan, the Committee has permitted executives, including Mr. Gossage, to acquire restricted stock in exchange for compensation, including salary, bonus deferred compensation and nonqualified pension. These acquisitions demonstrate a substantial commitment by Mr. Gossage and these executives to Hercules' future success, since termination of employment can result in the forfeiture of all profits since acquisition.

     The aggregate number of restricted stock holdings of each Named Executive as of December 31, 1994, and the value of such holdings (determined by taking the number of shares multiplied by the closing market price of Common Stock on December 31, 1994, net of any consideration paid by the Named Executive) are: T. L. Gossage, 688,269 shares, valued at $14,522,243;
     R. Schwartz, 198,879 shares, valued at $3,240,607; R. K. Elliott, 82,779 shares, valued at $1,847,998; V. J. Corbo, 18,402 shares, valued at $509,667; and
     C. D. Miller, 16,710 shares, valued at $499,894. Included in the above totals are restricted shares that each Named Executive purchased under the terms of the LTIC Plan. The aggregate amount paid for these shares by the Named Executives was $11,099,908. The total for Mr. Gossage also includes 45,000 shares that he purchased in 1991.

     In addition to the restricted stock awards cited above, year-end phantom stock holdings (the cash equivalent of restricted stock) for the Named Executives are: R. Schwartz 2,100 units valued at $80,763; V. J. Corbo, 1,200 units valued at $46,150; and C. D. Miller, 1,200 units valued at $46,150. These amounts are valued in the same manner as the restricted stock awards shown in this table.

(2) Amounts shown in this column are the payout on performance shares first granted in 1991. The payout was in the form of either Hercules Common Stock or Hercules restricted stock. The amounts shown reflect the value of the award on the date the payout was determined. Amounts paid in restricted stock are not reflected in the Restricted Stock Awards Column.

    In addition, Mr. Schwartz had an opportunity to receive up to 120,000 phantom units under the Phantom Stock Plan upon the achievement of pre-established performance objectives for the Hercules Aerospace Company during a performance period extending from January 1, 1992, through December 31, 1994. The amount reported in this column reflects a payout to Mr. Schwartz on 84,000 phantom units from this award in 1994 and 36,000 in 1993.

(3) The components of the amounts shown in this column consist of (i) matching contributions made by Hercules on behalf of each of the Named Executives under the Hercules' Savings and Investment Plan and the Hercules Nonqualified Savings Plan -- T. L. Gossage, $50,558; R. Schwartz, $23,927;
    R. K. Elliott, $23,614; V. J. Corbo, $14,155; and C. D. Miller, $13,485;
    (ii) dividend and interest credits accrued in 1994 on performance shares and/or stock options under the LTIC Plan -- T. L. Gossage, $39,238; R. Schwartz, $18,285; R. K. Elliott, $18,285; V. J. Corbo, $38,489; and C. D.
    Miller, $38,489; and (iii) the dollar value of premiums for life insurance under Hercules' Executive Survivor Benefit Plan -- T. L. Gossage, $29,815;
    R. Schwartz, $13,627; R. K. Elliott, $7,843; V. J. Corbo, $12,262; and C. D.
    Miller, $4,683.

                                   APPENDIX 3

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information regarding the grant of stock options in 1994 to the five most highly compensated executive officers of Hercules. All grants were made in the form of non-qualified stock options. PLEASE NOTE THAT THE NUMBER OF SECURITIES UNDERLYING OPTIONS IS ON A POST-SPLIT BASIS.

- ------------------------------------------------------------------------------------------------------------------------------
                                             Options Granted in Last Fiscal Year
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                             Annual Rates of Stock
                                                                                             Price Appreciation for
                              Individual Grants                                                   Option Term
- ------------------------------------------------------------------------------------------------------------------------------
                                        % of
                                        Total
                       Number of       Options
                       Securities      Granted
                       Underlying        to          Exercise
                        Options       Employees      or Base
                        Granted       in Fiscal       Price        Expiration
       Name              (#)(1)         Year          ($/Sh)          Date        0%(2)        5%($)(2)           10%($)(2)
- ------------------------------------------------------------------------------------------------------------------------------
 T. L. Gossage             132,000       15.5        $35.29167        5/3/04        0           $2,929,706          $7,424,449
 R. Schwartz                54,000        6.3         35.29167        5/3/04        0            1,198,516           3,037,275
 R. K. Elliott              54,000        6.3         35.29167        5/3/04        0            1,198,516           3,037,275
 V. J. Corbo                24,000        2.8         35.29167        5/3/04        0              532,674           1,349,900
 C. D. Miller               24,000        2.8         35.29167        5/3/04        0              532,674           1,349,900
 All Optionees             872,700         --        35.604067(3)                   0           19,540,806          49,520,238
 All Shareholders      116,635,392         --        35.604067            --        0        2,611,607,115       6,618,325,186
 Optionee Gain as
   % of All
   Shareholders
   Gain                         --         --               --            --        0                0.75%               0.75%
- ------------------------------------------------------------------------------------------------------------------------------

Footnotes to Option Grants Table:

(1) Grants to Named Executives were made with the following exercise dates: 40% may be exercised on or after 5/3/95; 40% on or after 5/3/96; and the remaining 20% on or after 5/3/97.

(2) The dollar amounts illustrate value that might be realized upon the exercise of the options immediately prior to the expiration of their term, covering the specific compounded rates of appreciation set by the Securities and Exchange Commission (5% and 10%) and are not, therefore, intended to be forecasts by Hercules of possible future appreciation, if any, of the stock price of Hercules. The 0% column illustrates that value of the options to the optionee is dependent on stock price appreciation.

(3) Weighted average price for all options granted to employees during 1994.

                                   APPENDIX 4

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table shows information with respect to the five most highly compensated executive officers regarding the exercise of options during the last fiscal year and unexercised options held by them as of December 31, 1994. PLEASE NOTE THAT THE NUMBER OF SECURITIES UNDERLYING OPTIONS IS ON A POST-STOCK SPLIT BASIS.

- ---------------------------------------------------------------------------------------------------------
                                     Value        Number of Securities           Value of Unexercised
                  Shares Acquired   Realized     Underlying Unexercised          In-the-Money Options
      Name        on Exercise (#)     ($)         Options at FY-End (#)            at FY-End ($)(1)
- ---------------------------------------------------------------------------------------------------------
                                               Exercisable   Unexercisable   Exercisable   Unexercisable
 T. L. Gossage              0              0     538,200        237,600      $12,878,650     $2,026,200
 R. Schwartz                0              0     175,800         97,200      $ 4,009,725     $  828,900
 R. K. Elliott              0              0      91,800         97,200      $ 1,885,725     $  828,900
 V. J. Corbo                0              0      72,900         73,200      $ 1,625,596     $1,032,150
 C. D. Miller          23,100       $573,672      43,800         73,200      $   916,725     $1,032,150
- ---------------------------------------------------------------------------------------------------------

(1) The closing price for Common Stock as reported by the New York Stock Exchange on December 31, 1994, was $115.375. The price has been adjusted to $38.458 to reflect the post-split stock price. Value is calculated on the basis of the difference between the option exercise price and $38.458 multiplied by the number of shares of Common Stock underlying the option.

                                   APPENDIX 5

LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The following table provides information with respect to awards made to the five most highly compensated executive officers of the LTIC Plan. PLEASE NOTE THAT THE NUMBERS IN THIS APPENDIX ARE ON A POST-STOCK SPLIT BASIS.

- ----------------------------------------------------------------------------------------------------
                                                                 Estimated Future Payouts under
                                                                  Non-Stock Price Based Plans
                     Number of         Performance or       ----------------------------------------
                   Shares, Units        Other Period        Threshold        Target         Maximum
                      or Other        Until Maturation         (#)             (#)            (#)
      Name         Rights (#)(1)         or Payment          (2)(5)         (3)(5)(6)        (4)(5)
- ----------------------------------------------------------------------------------------------------
 T. L. Gossage         17,400           1/1/94-12/31/96         0             17,400         34,800
 R. Schwartz            8,100           1/1/94-12/31/96         0              8,100         16,200
 R. K. Elliott          8,100           1/1/94-12/31/96         0              8,100         16,200
 V. J. Corbo            5,400           1/1/94-12/31/96         0              5,400         10,800
 C. D. Miller           5,400           1/1/94-12/31/96         0              5,400         10,800
- ----------------------------------------------------------------------------------------------------

(1) The totals in this column reflect the number of performance shares awarded to each of the named executive officers in 1994 under the Hercules Incorporated Long Term Incentive Compensation Plan. The actual amount payable at the conclusion of the performance period is dependent on the Company's attainment of certain performance goals, including a predetermined corporate return on equity ("ROE") and a predetermined return on capital ("ROC") of the executive's business unit. As determined by the Compensation Committee, the above target performance shares will vest to the named executive officer if Hercules achieves a certain three-year average ROE.

(2) The totals in this column represent the number of shares of Common Stock that could be received by the named executive officer upon the attainment of a predetermined minimum performance goal.

(3) The amounts in this column represent the number of shares of Common Stock that would be received by the named executive officer upon the full attainment of the predetermined performance goals as set out in Footnote
    (1), above.

(4) The amounts in this column reflect the number of shares of Common Stock that could be received by the named executive officer upon the attainment of predetermined maximum performance goals. Upon attainment of the maximum performance goal, the payout received by the executive would consist of the number of shares of Common Stock payable upon the attainment of the target performance goal plus an additional amount that would be paid either in Common Stock or cash at the Compensation Committee's option. The cash value would be calculated based on the fair market value of the Common Stock on the date of the payout.

(5) Attainment of a performance level between the predetermined minimum, target, and maximum goals would yield a payout based on the proportional amount of the target goal achieved or surpassed.

(6) See New Benefits Table for change in form of award based on proposed Amendments to the LTIC Plan.

                                   APPENDIX 6

NEW BENEFITS TABLE

     The following table provides information to the individuals and groups named below regarding benefits or amounts that will be received as a result of the amendments to the LTIC Plan. PLEASE NOTE THAT THE NUMBER OF UNITS IN THIS APPENDIX IS ON A POST-SPLIT BASIS.

- ------------------------------------------------------------------------------------------------
                                                                        Amendments to
                                                                    Hercules Incorporated
                                                                          Long Term
                    Name and Position                                 Incentive Plan(1)
- ------------------------------------------------------------------------------------------------
                                                               Dollar Value        Number of
                                                                   ($)               Units
                                                             -----------------------------------
 T. L. Gossage, Director and Officer                                0                69,600
 R. Schwartz, Former Director and Officer                           0                32,400
 R. K. Elliott, Director and Officer                                0                32,400
 V. J. Corbo, Officer                                               0                21,600
 C. D. Miller, Officer                                              0                21,600
 Executive Group                                                    0               300,000
 Non-Employee Director Group                                        0                  0
 Non-Executive Officer Employee Group                               0               170,000
- ------------------------------------------------------------------------------------------------

(1) The amendments to the LTIC Plan allow the Compensation Committee to change the form of the LTIC Plan awards. A final decision on the type and number of awards to be used has not been reached. However, the Committee intends to replace Performance Shares with Performance Accelerated Stock Options yielding approximately the same value as the Performance Shares they are intended to replace. Accordingly, Performance Shares awarded in 1994 for the Named Executives, the Executive Group, and the Non-Executive Officer Employees will be replaced with approximately the number of stock options listed above.

                                   APPENDIX 7

PENSION PLANS TABLE

     The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under Hercules' qualified benefits pension plan, as well as nonqualified supplemental benefits, based on the stated remuneration and years of service with Hercules and its subsidiaries.

- ---------------------------------------------------------------------------------------------
Remuneration       15 Years       20 Years       25 Years       30 Years         35 Years
- ---------------------------------------------------------------------------------------------
 $   125,000        28,182.00      37,576.00      46,970.00      56,364.00          67,758.00
     175,000        40,182.00      53,576.00      66,970.00      80,364.00          93,758.00
     225,000        52,182.00      69,576.00      86,970.00     104,364.00         121,758.00
     250,000        58,182.00      77,576.00      96,970.00     116,364.00         135,758.00
     300,000        70,182.00      93,576.00     116,970.00     140,364.00         163,758.00
     400,000        94,182.00     125,576.00     156,970.00     188,364.00         219,758.00
     450,000       106,182.00     141,576.00     176,970.00     212,364.00         247,758.00
     500,000       118,182.00     157,576.00     196,970.00     236,364.00         275,758.00
     600,000       142,182.00     189,576.00     236,970.00     284,364.00         331,758.00
     700,000       166,182.00     221,576.00     276,970.00     332,364.00         387,758.00
     800,000       190,182.00     253,576.00     316,970.00     380,364.00         443,758.00
     900,000       214,182.00     285,576.00     356,970.00     428,364.00         499,758.00
   1,000,000       238,182.00     317,576.00     396,970.00     476,364.00         555,758.00
   1,750,000       418,182.00     557,576.00     696,970.00     836,364.00         975,758.00
   2,000,000       478,182.00     637,576.00     796,970.00     956,364.00       1,115,758.00
- ---------------------------------------------------------------------------------------------

     Annual contributions by Hercules to its qualified pension plan, if any are required, are determined actuarially by an independent actuary, and no amount is attributed to an individual employee. Due to the funded status of the Plan, there was no Hercules contribution to the Plan in 1994.

     Except in special cases (e.g., see below Appendix 8), the aggregate retirement benefit, under both the qualified and nonqualified plans, is a monthly amount determined by taking the sum of (i) 1.2% of the employee's average monthly earnings (based on the highest five consecutive calendar years during the last 10 calendar years of employment) up to one-half the Social Security Tax Base ($60,600 in 1994), and (ii) 1.6% of the employee's average monthly earnings (as determined above) in excess of one-half of the Social Security Tax Base, multiplied by the employee's total years and months of credited service. For this purpose, "average monthly earnings" consist of salary plus annual incentive or bonus compensation.

     For Messrs. Gossage, Elliott, Schwartz, Corbo and Miller, compensation used for calculating retirement income benefits consists of the highest 5 consecutive years of average monthly earnings. These amounts for 1994 are shown under the "Salary" and "Bonus" columns of the Summary Compensation Table. The estimated credited years of service for Messrs. Gossage, Elliott, Schwartz, Corbo and Miller are 33, 10, 37, 25 and 27, respectively.

                                   APPENDIX 8

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     It is and has been for many years Hercules' policy to indemnify its officers and directors against any costs, expenses and other liabilities to which they may become subject by reason of their service to Hercules, and to insure its directors and officers against such liabilities, as and to the extent permitted by applicable law and in accordance with the principles of good corporate governance. In this regard, Hercules' By-Laws require that Hercules indemnify and advance costs and expenses to its directors and officers as permitted by the law of the state of Delaware.

     In furtherance to the above indemnification policy, Hercules has purchased for its directors and officers liability insurance, and has entered into employment and indemnification agreements with certain employee directors, officers and other key management personnel. This insurance, together with the indemnification agreements, and the employment agreements described in the next succeeding paragraphs, supplement the provisions in Hercules' Restated Certificate of Incorporation, which eliminates the potential monetary liability of directors to Hercules or its stockholders in certain situations as permitted by law. The cost for such insurance was $942,875 in 1992; $1,161,790 in 1993; and $995,080 in 1994.

     Since 1986, Hercules has also entered into separate agreements with certain employee directors, officers and other key management (including Named Executives), all of the executive officers named in the Summary Compensation Table, and a limited number of other key management personnel, that become operative only upon a change of control of Hercules or other specified event.

     For purposes of these agreements, a "Change in Control" shall be deemed to have occurred if any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act), other than (1) any employee plan established by the Company, (2) the Company or any of the Company's affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), or (3) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing (20%) or more of either the then outstanding shares of stock of the Company ("Stock") or the combined voting power of the Company's then outstanding voting securities.

     These agreements provide for the continuation of salary and certain benefits for a maximum period of three (3) years after a change in control but may terminate sooner under certain circumstances. The agreements also provide that, for as long as they are operative, the contracting executive shall also be given three additional years of service for purposes of calculating pension benefits and, to the extent needed for taking an unreduced early retirement, the contracting executive shall have up to five years added to his actual age (provided no credit shall accrue to the executive beyond his 65th birthday). This additional benefit is provided on a nonqualified, unfunded basis.

     Mr. Gossage has an arrangement with Hercules whereby he is entitled to receive pension benefits calculated as though his service with Monsanto Company had been spent with Hercules, offset by the actual deferred vested pension to which he is entitled from Monsanto.

     Mr. Schwartz had an arrangement with Hercules whereby his retirement benefit under the Hercules Pension Plan was calculated using his total credited service at his former employer and Hercules, less the actual retirement income received from the former employer.

     Mr. Elliott has an arrangement with Hercules whereby unless he voluntarily terminates his employment or is otherwise discharged for cause, Hercules will make benefits and incentive compensation calculations as if Mr. Elliott were 55 years of age until February 1997.

                  APPENDIX 9:  MAJOR FEATURES OF THE LTIC PLAN

     Set forth below is a brief description of the major features of the LTIC Plan, which description does not purport to be complete and is qualified in its entirety by reference to the text of the LTIC Plan. A COPY OF THE LTIC PLAN HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY STOCKHOLDER DESIRING A COPY OF THE LTIC PLAN MAY OBTAIN IT BY WRITING TO HERCULES, 1313 NORTH MARKET STREET, WILMINGTON, DE 19894-0001, ATTENTION: CORPORATE SECRETARY, IN TIME TO BE RECEIVED ON OR BEFORE APRIL 7, 1995.

EFFECTIVE DATE AND EXPIRATION

     The term of the LTIC Plan currently extends until March 31, 1996, and the Board has the authority to extend the termination date until March 31, 2000, without further action by the stockholders. The proposed amendment would specify April 30, 1998 as the termination date for the LTIC Plan. The LTIC Plan could not be extended beyond April 30, 1998 without stockholder approval. Although no awards may be made under the LTIC Plan after its termination date, awards made prior to the termination date may have a distribution or payout date after such termination date.

NUMBER OF SHARES AVAILABLE

     The LTIC Plan currently provides that up to 7,200,000 shares of Common Stock for stock options and 6,000,000 shares of Common Stock for other equity awards may be granted during the period from April 1, 1991 through March 31, 1996. The Board may increase these limits by up to 4,800,000 shares for stock options and 4,200,000 shares for other equity awards for a four-year period beyond March 1996.

     The proposed amendment changes the authorization as follows: (i) under awards made to date, including potential maximum awards, up to 3,600,000 shares of Common Stock have been issued for stock options and up to 4,400,000 shares have been issued for other equity awards and (ii) authorizes awards for up to 5,200,000 shares of Common Stock for stock options during the period May 1, 1994, through April 30, 1998, and up to 1,600,000 shares during the period May 1, 1995, through April 30, 1998, for other equity awards. Under the proposed amendment, the board would not have the authority to increase these limits without stockholder approval. The limits would be adjusted to reflect stock splits, stock dividends, and other changes in capitalization of the Company.

INDIVIDUAL LIMIT

     The proposed amendments would limit to 1,500,000 the number of stock options (including performance accelerated stock options) that could be awarded to any individual during the period from May 1, 1994 through April 30, 1998. By adding this individual limit, Hercules will be able to meet the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code and any compensation received by certain senior officers as a result of the exercise of stock options or performance accelerated stock options granted under the LTIC Plan will not be subject to the $1,000,000 deduction limit.

ADMINISTRATION

     The LTIC Plan is administered by the Compensation Committee of the Board (the "Committee") which consists entirely of non-employee directors as defined for purposes of Section 162(m) of the Internal Revenue Code. The Committee has full authority to interpret the LTIC Plan and to establish rules for its administration.

ELIGIBILITY FOR AWARDS

     Awards can be made to any employee of Hercules or certain specified subsidiaries. It is impossible to determine the exact number of persons who will be eligible under the LTIC Plan during its term because the selection of participants depends on discretionary decisions of the CEO and the Committee.

AWARDS

     The LTIC Plan currently provides for the award of stock options (both incentive stock options and nonqualified stock options), stock appreciation rights, performance shares, restricted stock and phantom units. Under the proposed amendments, the LTIC Plan would also permit the award of performance accelerated stock options and cash value awards. (Each of these awards is described more fully below.) The form of each award, and the number of shares of Common Stock or the amount of cash subject to each award, is determined by the Committee for all LTIC Plan participants who are subject to Section 16 of the Securities Exchange Act of 1934 and by the CEO for all participants who are not subject to Section 16.

      Stocks Options: Incentive and Nonqualified. Options granted pursuant to the LTIC Plan may be either in the form of incentive stock options (which are options that meet the requirements of Code sec. 422) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of Common Stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined at the time of grant. The option price may not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price may be paid in cash or, with the Committee's permission, in the form of Common Stock under such rules as the Committee may impose, based on the fair market value of such Common Stock on the date of exercise, or a combination of cash and Common Stock. However, in the case where the Committee permits payment in the form of Common Stock, it is the intention of the Committee to allow only such exercises using shares that have been held by the optionee for more than six months. No shares shall be issued upon exercise of an option until full payment of the option price has been made. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant. The proposed amendment would extend the permissible vesting period for stock options from 5 years to 9 1/2 years.

      Stock Appreciation Rights ("SAR"). SARs may be granted in connection with a stock option granted under the LTIC Plan or unrelated to any option. SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of the shares of Common Stock with respect to which the SAR is being exercised and the option price. Payment may be made in cash, in shares of Common Stock, or a combination of the two, as the Committee determines.

      Performance Shares. Performance Shares give the holder the right to receive shares of Common Stock (up to a proportional amount of the number of shares of Common Stock actually paid out) at the end of a specified performance period if specified performance goals are met. A performance period may be from one to five years. Performance goals are typically corporate objectives and include specified levels of earnings per share, return on investment, return on shareholder equity and other goals related to the performance of Hercules, a particular business unit, corporate staff or individual performance. When circumstances occur that cause predetermined performance objectives to be an inappropriate measure of performance, the Committee, in its discretion, may adjust the performance goals. Performance Shares representing achievement of the target performance goals are issued in the grantee's name at the time of the award, but held in custody by Hercules during the performance period. The grantee is generally entitled to vote the shares and to receive dividends payable in respect of the shares, but may not transfer them. If the target performance goals are met during the specified period, all shares held in custody will be released and delivered to the participant. If the maximum performance goals are met, the portion of the award in excess of target will be paid in the form of cash or Hercules Common Stock as determined by the Committee.

      Restricted Stock. In a Restricted Stock award, shares of Common Stock are granted to an employee for no consideration, but will be forfeited to Hercules if the recipient ceases to be an employee of Hercules or its subsidiaries (for any reason other than death, disability, transfer to a related entity or normal retirement) during a restriction period specified at the time of grant. The restriction period may be from one to five years. Like target Performance Shares, Restricted Stock is issued in the employee's name at the time of grant, but held in custody by Hercules until the end of the restriction period. While the shares are held in custody, the employee will be entitled to vote the shares and to receive dividends paid on such shares.

      Phantom Units. A phantom unit does not give the holder the right to receive any shares of Common Stock, but instead involves the creation of an unfunded account for the participant, the value of which is measured by reference to the value of the Common Stock. Units vest and are payable at the end of the vesting period specified at the time of grant, or sooner if the participant retires, dies or becomes disabled. The vesting period may be from one to five years.

      Performance Accelerated Stock Options. The proposed amendment would authorize the granting of performance accelerated stock options ("PASOs"). PASOs are identical in all respects to stock options, except that the vesting of PASOs may be accelerated if certain specified performance goals are met during the term of the PASO.

      Cash Value Awards. The proposed amendment would authorize the granting of Cash Value Awards. Cash Value Awards are awards, denominated in dollars, which are payable in cash or stock if specified performance goals are met by the end of a specified performance period. The performance goals applicable to Cash Value Awards will generally be similar to those applied to Performance Shares.

      Other Market-Based or Performance-Based Awards. The LTIC Plan also permits the Committee or the CEO to grant any other type of award that is valued in whole or in part by reference to the value of Common Stock, on such terms and conditions as it may determine.

TERMINATION OF EMPLOYMENT

     Awards made under the LTIC Plan which have not previously been exercised or vested will generally be forfeited if the holder ceases to be an employee of Hercules or its subsidiaries, except in the case of the participant's retirement, death or disability, or termination of employment due to a reduction in force, a transfer to a related entity or a decrease in Hercules' ownership of a subsidiary to below 50%, but more than 20%.

      Nonqualified Stock Options. If a holder of nonqualified options ceases to be employed by Hercules or its subsidiaries for any of the foregoing reasons, all of his outstanding options will immediately become exercisable and may be exercised for one year (in the case of a reduction in force or the participant's death or disability) or three years (in the case of retirement, transfer to a related entity or a decrease in Hercules' ownership of a subsidiary), but not beyond the expiration date of the option. The proposed amendments would extend the exercise period for options granted after April 30, 1994 to five years in the case of a participant's retirement.

      Incentive Stock Options. The LTIC Plan does not provide for the acceleration of the exercisability of incentive stock options under any circumstances, but does allow the holder of exercisable incentive stock options to exercise them for a period of three months following termination of employment (one year in the case of death or disability), but not beyond the expiration date of the option.

      Performance Accelerated Stock Options. If the holder of PASOs retires, any PASO not exercisable at the date of the holder's retirement will become exercisable at the earlier of (i) when the PASOs become exercisable due to performance goals being met, (ii) 4 1/2 years after the holder's retirement, regardless of performance or (iii) 9 1/2 years after the date of the award. Any PASOs that become exercisable pursuant to the preceding sentence and any PASOs exercisable on the date of the holder's retirement may be exercised for a period of five years, but not beyond the expiration date of the PASO. If the holder of PASOs dies or becomes disabled, any PASO not exercisable on such date will become exercisable at the earlier of (i) when the PASO's become exercisable due to performance goals being met, (ii) six months after the holder's death or termination of employment due to disability or (iii) 9 1/2 years after the date of the award. Any PASOs that become exercisable pursuant to the preceding sentence and any PASOs exercisable on the date of the holder's death or termination of employment due to disability may be exercised for a period of year, but not beyond the expiration date of the PASO. In the event of a reduction in force, a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, the Committee or the CEO, as the case may be, will determinate the timing, terms and conditions for the exercise of the PASO, but not beyond the expiration date of the PASO.

      Restricted Stock and Phantom Unit Awards. If a participant retires, dies or becomes disabled, all restrictions applicable to his Restricted Stock and Phantom Units will lapse. If the participant's employment is terminated due to a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, all restrictions will remain in effect until the end of the applicable restricted period.

      Performance Shares and Cash Value Awards. A holder who retires will be entitled to his Performance Shares or Cash Value Awards at the end of the applicable performance period, to the extent that the applicable performance goals were met during the period. If the holder of Performance Shares or a Cash Value Award terminates employment due to a reduction in force, he will be entitled to receive, at the end of the applicable performance period, the minimum payout provided under his award, prorated to reflect the portion of the performance period during which he was an employee. If he terminates employment due to death or disability, he will be entitled to receive his Performance Shares or Cash Value Award (paid in cash) at the target award level on the date of termination. If his employment terminates due to a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, all restrictions applicable to his Performance Shares and Cash Value Awards will remain in effect.

      Discretion. The Committee and the CEO generally have discretion to provide for earlier vesting or to waive restrictions applicable to awards, to the extent such modifications are deemed to be in the best interests of Hercules.

CHANGE IN CONTROL

     In the event of an unsolicited change in control (as defined in the LTIC
Plan), all outstanding stock options, SARs and PASOs shall become immediately exercisable for a period of 60 days and all other awards shall become fully payable within 30 days at the maximum level of performance.

AMENDMENT

     The Board can amend, suspend or terminate the LTIC Plan at any time but cannot, without stockholder approval, materially increase the benefits accruing to LTIC Plan participants, materially modify the requirements for eligibility, extend the term of the LTIC Plan or increase the number of shares of Common Stock that may be issued under the LTIC Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief and general discussion of the principal Federal income tax rules applicable to LTIC Plan awards:

      Stocks Options and PASOs. There is no tax incurred by the participant (or expense deduction for Hercules) upon the grant. At the time of exercise of a nonqualified stock option or PASO, the difference between the exercise price and the fair market value of Common Stock on the date of exercise will constitute ordinary income. Hercules will be allowed a deduction equal to the amount of ordinary income realized by the participant. In the case of incentive stock options, although no income is realized upon exercise and Hercules is not entitled to a deduction, the excess of the fair market value on the date of exercise over the exercise price is treated by the participant as an item of tax preference for alternative minimum tax purposes. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt or within two years after the grant of the stock option, gain or loss realized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition, the participant may realize ordinary income and Hercules will be entitled to a deduction, equal to the amount of such income, at the time such income is realized by the participant.

      SARs. The participant will not realize any income at the time of grant of a SAR. Upon the exercise of a SAR, any cash received and the fair market value on the exercise date of any shares of Common Stock received will constitute ordinary income to the participant. Hercules will be entitled to a deduction in the amount of such income at the time of exercise.

      Restricted Stock. A participant normally will not realize taxable income upon an award of Restricted Stock, and Hercules will not be entitled to a deduction, until the termination of the restrictions, except with respect to the dividends, or dividend equivalents, received by the participant. Upon termination of restrictions, the participant will realize ordinary income in an amount equal to the fair market value of the Common Stock at that time and Hercules will be entitled to a deduction in the same amount. However, a participant may elect to realize ordinary income in the year the Restricted Stock is awarded in an amount equal to the fair market value at the time of the award, determined without regard to the restrictions. In this event, Hercules will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon subsequent disposition of the stock will be capital gain or loss. If, after making this election, any Restricted Stock is forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a deduction.

      Phantom Units, Performance Awards, Cash Value Awards and Other Market- or Performance-Based Awards. A participant normally will not realize taxable income upon the award of Phantom Units, Performance Awards, Cash Value Awards or other Market-Based Awards or Performance-Based Awards. Subsequently, when conditions and requirements established with respect to the grants have been satisfied and the payment amount determined, any cash and the fair market value of any shares of Common Stock received, or not subject to substantial risk of forfeiture, whichever occurs earlier, will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and Hercules will be entitled to a deduction in the same amount. Performance awards up to target level are subject to the same tax consequences as Restricted Stock described above.

      Withholding. Hercules shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the LTIC Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the LTIC Plan or otherwise.

CERTAIN ACCOUNTING CONSEQUENCES

     Under current generally accepted accounting principles, neither the grant nor the exercise of stock options or PASO will result in a charge to Hercules' earnings. The award of SARs requires a charge against earnings for the appreciation on the SARs which have become exercisable and which are anticipated will be exercised; the amount of such charge is dependent upon the amount, if any, by which the fair market value of Hercules' Common Stock exceeds the option price provided for in the related option. As to Phantom Units, a charge against earnings over the vesting period is required for the fair market value of equivalent shares of Common Stock at the time of grant adjusted for changes in stock price. With respect to awards of Performance Shares, periodic estimates of the compensation expense will be charged against Hercules' earnings over the performance period based on the likelihood that performance goals will be achieved and the movement in Common Stock price; the aggregate compensation expense will equal the number of shares ultimately earned multiplied by the market price of Hercules' Common Stock at the end of the performance period. The fair market value of the shares of Restricted Stock Awards on the date of award will be charged ratably against earnings as compensation expense over the restriction period.

COMPLIANCE WITH LAWS

     The Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3, if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Award Commitments to comply with Rule 16b-3, and to make any such other amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

                                             HERCULES INCORPORATED

                                     LONG TERM INCENTIVE COMPENSATION PLAN

                                  (AMENDED AND RESTATED AS OF APRIL 27, 1995)





                                                       Hercules Incorporated
                                                       Hercules Plaza
                                                       Wilmington, DE 19894-0001
                                                       April 27, 1995

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 2.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (1)   Accelerated Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (2)   Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (3)   APD Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (4)   Attributable Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (5)   Award. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (6)   Award Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (7)   Award Items. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (8)   Base Salary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (9)   Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (10)  Board. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (11)  Bonus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (12)  Cash Value Award or CVA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (13)  CEO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (14)  Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                 (15)  Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (16)  Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (17)  Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (18)  Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (19)  Date of Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (20)  Designated Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (21)  Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (22)  Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (23)  Grantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (24)  Grantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (25)  Hercules Incorporated Deferred Compensation Plan  . . . . . . . . . . . . . .   7
                 (26)  Hercules Incorporated Non-Qualified Savings Plan  . . . . . . . . . . . . . .   7
                 (27)  Hercules Pension Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (28)  Hercules Pension Restoration Plan . . . . . . . . . . . . . . . . . . . . . .   7
                 (29)  Incentive Stock Option or ISO . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (30)  Management Incentive Compensation Plan  . . . . . . . . . . . . . . . . . . .   8
                 (31)  Maximum Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (32)  Minimum Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (33)  Nonqualified Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (34)  Nonreporting Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (35)  Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (36)  Normal Vesting Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (37)  Option or Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (38)  Optionee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                 (39)  Option Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (40)  Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (41)  Other Market-Based Awards . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (42)  Other Performance-Based Awards  . . . . . . . . . . . . . . . . . . . . . . .   9
                 (43)  Participating Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (44)  PASO Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (45)  Payout Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (46)  Performance Accelerated Stock Option or "PASO"  . . . . . . . . . . . . . . .  10
                 (47)  Performance Goal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (48)  Performance Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (49)  Performance Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (50)  Performance Share Award . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (51)  Performance Share Fair Market Value . . . . . . . . . . . . . . . . . . . . .  11
                 (52)  Phantom Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (53)  Phantom Unit Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (54)  Phantom Unit Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . .  11
                 (55)  Reduction in Force  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (56)  Related Entity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (57)  Reporting Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (58)  Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (59)  Restricted Stock Award  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (60)  Restricted Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (61)  Restriction Range . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (62)  Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                 (63)  Rule 16b-3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (64)  SAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (65)  SAR Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (66)  Stock Appreciation Right. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (67)  Stock Appreciation Right Award. . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (68)  Stock Option Award. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (69)  Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (70)  Substitution Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (71)  Suspension Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (72)  Target Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 2.2  Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         STOCK AVAILABLE FOR AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.1  Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.2  Number of Shares Deliverable  . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.3  Reusable Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 3.4  Shares Not Charged Against Available Shares . . . . . . . . . . . . . . . . . .   16

ARTICLE IV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         AWARDS AND AWARD AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 4.1  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 4.2  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 4.3  Terms and Conditions; Award Commitments . . . . . . . . . . . . . . . . . . . .   18

               4.3.1  Terms And Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               4.3.2  Award Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         OPTIONS AND STOCK APPRECIATION RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 5.1  Award of Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.1  Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.2  Types of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.3  Substantial Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.4  Maximum Award To An Individual. . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.2  Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.3  Option Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.4  Exercise of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
               5.4.1  Exercisability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
               5.4.2  Certain Limitations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.4.3  Method of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 5.5  Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.5.1  Form of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.5.2  Time of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               5.5.3  Methods for Tendering Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               5.5.4  ISO Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.6  Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.7  Stockholder Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 5.8  Incentive Stock Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                 5.8.1   Individual Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 5.8.2   Code Qualification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 5.8.3   Notice of Disposition . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 5.9     Stock Appreciation Rights Awards. . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.1   Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.2   SAR Exercise. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.3   Value of SAR Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 5.9.4   Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 5.9.5   Effect of SAR and Option Exercises. . . . . . . . . . . . . . . . . . . . . . .  28
                 5.9.6   Nature of SARs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 5.10    Performance Accelerated Stock Options Awards  . . . . . . . . . . . . . . . . .  29
                 5.10.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 5.10.2  Accelerated Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.3  PASO Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.4  Exercisability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.5  Corporate or Business Goals   . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.6  PASOs Treated Like Options  . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE VI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         PERFORMANCE SHARE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 6.1  Grants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 6.2  Performance Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 6.3  Performance Goals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 6.4  Payout Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

           Section 6.5  Issuance of Stock and Stock Certificates  . . . . . . . . . . . . . . . . . . .  33
                 6.5.1  Issuance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 6.5.2  Custody and Legends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
           Section 6.6  Restrictions and Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . .  34
           Section 6.7  Stockholder Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
           Section 6.8  Delivery of Shares and Cash Payments. . . . . . . . . . . . . . . . . . . . . .  36
                 6.8.1  Determination of Performance Results and Award Settlement.  . . . . . . . . . .  36
                 6.8.2  Delivery of Shares and Payment of Cash  . . . . . . . . . . . . . . . . . . . .  36
                 6.8.3  Revisions for Significant Events  . . . . . . . . . . . . . . . . . . . . . . .  39
                 6.8.4  Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 6.8.5  Performance Share Fair Market Value . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         RESTRICTED STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 7.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 7.2  Restricted Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 7.3  Restrictions and Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 7.4  Issuance of Stock and Stock Certificate . . . . . . . . . . . . . . . . . . . . .  42
               7.4.1  Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
               7.4.2  Custody and Legends.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 7.5  Stockholder Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 7.6  Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE VIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         PHANTOM UNIT AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 8.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 8.2  Vesting of Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 8.3  Value of Phantom Units Payments . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 8.4  Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 8.5  Forfeiture of Phantom Units . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.6  Nature of Phantom Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE IX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         CASH VALUE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.2  Performance Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.3  Performance Goals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.4  Payout Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 9.5  Form Of Payout. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 9.6  Calculation Of Payout . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

ARTICLE X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         OTHER AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.1  Other Market-Based Awards    . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.2  Other Performance-Based Awards   . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.3  Terms of Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         Section 10.4  Stock Option Dividend Equivalents. . . . . . . . . . . . . . . . . . . . . . . .  53
               10.4.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                 10.4.2   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 10.4.3   Forfeiture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
ARTICLE XI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
           SUBSTITUTION AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.1  Substitution of Performance Shares . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.2  Substitution of Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.3  Substitution Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
           Section 11.4  Substitutions in Contemplation of Retirement . . . . . . . . . . . . . . . . . . .  55

ARTICLE XII     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         TERMINATION OF EMPLOYMENT      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Section   12.1  Retirement     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.1  Stock Options and SARs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.2  Performance Share, Restricted Stock,
                         Phantom Unit, and Cash Value  Awards . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.3  Performance Accelerated Stock Options  . . . . . . . . . . . . . . . . . . . . . .  57
         Section   12.2  Reduction in Force . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 12.2.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 12.2.2  Performance Share, Restricted Stock,
                         Phantom Unit and Cash Value Awards . . . . . . . . . . . . . . . . . . . . . . . .  58
                 12.2.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .  58
         Section   12.3  Transfers to Certain Related Entities. . . . . . . . . . . . . . . . . . . . . . .  59
                 12.3.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                 12.3.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   59
                 12.3.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .   60
           Section 12.4  Disability or Death. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                 12.4.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                 12.4.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   60
         Section 12.4.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .   61
         Section   12.5  Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
                 12.5.1  Stock Options,  SARs and Performance Accelerated Stock Options . . . . . . . . . .   61
                 12.5.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   61
         Section   12.6  Decrease in Company Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                 12.6.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                 12.6.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   63
                 12.6.3  Performance Accelerated Stock Options  . . . . . . . . . . . . . . . . . . . . . .   63
         Section   12.7  Termination of Employment for Other Reasons  . . . . . . . . . . . . . . . . . . .   64
                 12.7.1  Stock Options,  SARs and Performance Accelerated Stock Options . . . . . . . . . .   64
                 12.7.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards.  . . . .   64
         Section   12.8  Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section   12.9  Reporting Person Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

ARTICLE XIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         EXCHANGE AWARDS; ABOVE TARGET MICP AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 13.1  Salary/Bonus Reductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 13.1.1  Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 13.1.2  Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 13.2  Deferred Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                 13.2.1  Deferred Compensation Plan Accounts  . . . . . . . . . . . . . . . . . . . . .  68
                 13.2.2  Non-Qualified Savings Plan Accounts  . . . . . . . . . . . . . . . . . . . . .  69
         Section 13.3  Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 13.3.1  Death, Disability and Reduction in Force . . . . . . . . . . . . . . . . . . .  69
                 13.3.2  Retirement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                 13.3.3  Resignation or Termination for Cause . . . . . . . . . . . . . . . . . . . . .  71
         Section 13.4  Avoidance of Pension Diminution  . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.1  Governing Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.2  Exchange Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.3  Designated Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 13.5  Irrevocability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.6  Equivalency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.7  MICP Awards    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.8  Definition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

ARTICLE XIV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         CERTAIN TERMS APPLICABLE TO ALL AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 14.1  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

         Section 14.2 Adjustments to Reflect Capital Changes. . . . . . . . . . . . . . . . . . . . . .  77
               14.2.1  Recapitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
               14.2.2  Sale or Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
               14.2.3 Options to Purchase Stock of Acquired Companies . . . . . . . . . . . . . . . . .  78
         Section 14.3  Failure to Comply With Terms and Conditions  . . . . . . . . . . . . . . . . . .  79
         Section 14.4  Forfeiture Upon Occurrence of Certain Events . . . . . . . . . . . . . . . . . .  79
         Section 14.5  Regulatory Approvals and Listing   . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 14.6  Restrictions Upon Resale of Stock  . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 14.7  Reporting Person Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE XV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         DISPUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE  XVI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.1  Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.2  Committee Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.3  No Liability of Committee Members  . . . . . . . . . . . . . . . . . . . . . . .  84

ARTICLE XVII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         EFFECTIVE DATE, TERM OF THE PLAN AND STOCKHOLDER APPROVAL  . . . . . . . . . . . . . . . . . .  84

ARTICLE XVIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         CHANGE IN CORPORATE CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

         Section 18.1  Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 18.2  SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 18.3  All Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 18.4  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

ARTICLE XIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         AMENDMENT AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 19.1  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 19.2  Suspension or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . .  88

ARTICLE XX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.1  Deferral Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.2  Designation of Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.3  No Right to an Award or to Continued Employment  . . . . . . . . . . . . . . . .  90
         Section 20.4  Discretion of the Committee and the CEO  . . . . . . . . . . . . . . . . . . . .  91
         Section 20.5  Indemnification and Exculpation  . . . . . . . . . . . . . . . . . . . . . . . .  91
                 20.5.1  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                 20.5.2  Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 20.6  Unfunded Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 20.7  Inalienability of Rights and Interests . . . . . . . . . . . . . . . . . . . . .  93
         Section 20.8  Awards Not Includable for Benefit Purposes . . . . . . . . . . . . . . . . . . .  94
         Section 20.9  No Issuance of Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 20.10  Modification for Overseas Grantees  . . . . . . . . . . . . . . . . . . . . . .  94

         Section 20.11  Leaves of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 20.12  Communications   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95
               20.12.1  Communications by the Committee    . . . . . . . . . . . . . . . . . . . . . . . 95
               20.12.2  Communications by the Participants and Others  . . . . . . . . . . . . . . . . . 95
         Section 20.13  Parties in Interest    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
         Section 20.14  Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
         Section 20.15  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 20.16  No Strict Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 20.17  Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 20.18  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97

                            HERCULES INCORPORATED
                    LONG TERM INCENTIVE COMPENSATION PLAN

                                   ARTICLE I
                                    PURPOSE

         The Hercules Incorporated Long Term Incentive Compensation Plan, the terms of which are herein set forth (as the same is now in effect or as hereafter amended from time to time, the "Plan"), is intended to advance the interests of Hercules Incorporated, a Delaware corporation (the "Company"), and its stockholders by providing a means by which the Company and its participating subsidiaries and affiliates shall be able to motivate selected key employees (including officers and directors who are employees) to direct their efforts to those activities that will contribute materially to the Company's success. The Plan is also intended to serve the best interests of the stockholders by linking remunerative benefits paid to employees who have substantial responsibility for the successful operation, administration and management of the Company and/or its participating subsidiaries and affiliates with the enhancement of stockholder value while such key employees increase their proprietary interest in the Company. Finally, the Plan is intended to enable the Company to attract and retain in its employ highly qualified persons for the successful conduct of its business.

         The Plan became effective as of April 1, 1991, and was amended and restated as of June 30, 1993, and is hereby further amended and restated. Notwithstanding anything to the contrary, the said amendment and restated Plan shall not terminate or adversely affect any Awards granted prior hereto.

                                  ARTICLE II
                         DEFINITIONS AND CONSTRUCTION

         Section 2.1  Definitions

         The following words and phrases when used in the Plan with an initial capital letter, unless their context clearly indicates to the contrary, shall have the respective meanings set forth below in this Section 2.1:

                     (1)          Accelerated Date.  As defined in Subsection
         5.10.2.

                     (2) Act. The Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time. References to any section or subsection of the Act are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

                     (3)          APD Election.  As defined in Subsection
         12.4.2.

                     (4)          Attributable Shares.  As defined in
         Subsection 9.6.

                     (5) Award. A grant of Award Items in accordance with the provisions of the Plan. A grant of a particular Award Item may sometimes be referred to as follows: "Stock Option Award" for a grant of Stock Options; "Stock Appreciation Right Award" for Stock

         Appreciation Rights; "PASO Award" for Performance Accelerated Stock Options; "CVA Award" for Cash Value Awards; "Performance Shares Award" for Performance Shares; "Restricted Stock Award" for Restricted Stock; and "Phantom Unit Award" for Phantom Units.

                     (6) Award Commitment. The written commitment delivered by the Company to the Grantee evidencing an Award and setting forth such terms and conditions of the Award as may be deemed appropriate by the Committee. The Award Commitment shall be in a form approved by the Committee, and shall be deemed amended from time to time to include such additional terms and conditions as the Committee may specify after the execution in the exercise of its powers under the Plan.

                     (7) Award Items. Individually and collectively, as the case may be, the items awarded to any Grantee in accordance with the provisions of the Plan in the form of Options, Stock Appreciation Rights, Performance Accelerated Stock Options, Cash Value Awards, Performance Shares, Restricted Stock, Phantom Units or other award, or any combination of the foregoing.

                     (8) Base Salary. The regular salary paid to an employee. Base salary shall not included bonuses or other forms of compensation which are not considered regular earnings by the Committee.

                     (9) Beneficiary. Any individual, estate or trust who or which by designation of the Grantee pursuant to Section 20.2 or operation of law succeeds to the rights and obligations of the Grantee under the Plan and Award Commitment upon the Grantee's death.

                     (10)         Board.  The Board of Directors of the
         Company.

                     (11) Bonus. An amount payable pursuant to the Management Incentive Compensation Plan or any other short term incentive compensation plan approved by the Committee.

                     (12) Cash Value Award or CVA. A grant in accordance with the provisions of the Plan in the form of a designated cash value payable in cash, Common Stock or Restricted Stock, or a combination thereof, all as determined by the Grantor at the Payout Date.

                     (13)         CEO.  The Chief Executive Officer of the
         Company.

                     (14) Change in Control. The occurrence of an event defined in Section 18.4, which event is of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Act as in effect on the date hereof or, if Item 6(e) is not longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Act which serves similar purposes.

                     (15) Code. The Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, and as construed and interpreted by valid regulations issued by the United States Internal Revenue Service thereunder. References to any section or subsection of the Code are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

                     (16) Committee. The Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

                     (17) Common Stock. Voting common stock authorized for issuance by the Company and issued and outstanding.

                     (18) Company. Hercules Incorporated and its successors and assigns.

                     (19) Date of Grant. The date designated by the Grantor as the date as of which the Grantor grants an Award, which shall not be earlier than the date on which the Grantor approves the granting of such Award.

                     (20)         Designated Retirement Date.  As defined in
         Section 13.4.3.

                     (21) Disability. A physical or mental impairment sufficient to make the individual eligible for benefits under the Long-Term Disability Plan of Hercules Incorporated or under a disability plan of one of the Participating Subsidiaries (whether or not a participant in such disability plan), so long as for Incentive Stock Options such impairment also constitutes a disability within the meaning of Section 22(e)(3) of the Code.

                     (22) Fair Market Value. Unless otherwise indicated in the provisions of the Plan, as of any date the closing price for one share of Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal, or, if there is no trading on the date in question, the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in Common Stock.

                     (23)         Grantee.   An employee of the Company or any
         Participating Subsidiary to whom an Award is granted. At the time of award, such employee (including any director or officer who is also an employee) must be in the regular full-time employment of the Company or any Participating Subsidiary, without limitation as to length of service.

                     (24) Grantor. The Committee or the CEO, as the case may be, who grants an Award. The Committee shall (i) grant Awards to Reporting Persons and (ii) establish the maximum aggregate amount of particular Award Items to be granted to Nonreporting Persons as a group and (iii) establish the guidelines and oversight under which, pursuant to authorities granted by the Committee, the CEO may grant Awards to Nonreporting Persons. Notwithstanding anything to the contrary, the CEO is not intended to be nor shall be construed as a member of the Committee. In making awards to Nonreporting Persons, the CEO is acting as a delegee of the Committee and is at all times accountable to the Committee and authorized to act only in accordance with the provisions of the Plan and the guidelines and direction provided by the Committee from time to time.

                     (25) Hercules Incorporated Deferred Compensation Plan. The Hercules Incorporated Deferred Compensation Plan as the same is now in effect or as hereafter amended from time to time.

                     (26) Hercules Incorporated Non-Qualified Savings Plan. The Hercules Incorporated Non-Qualified Savings Plan (a portion of the Hercules Incorporated Deferred Compensation Plan) as the same is now in effect or as hereafter amended from time to time.

                     (27) Hercules Pension Plan. The Hercules Pension Plan as the same is now in effect or as hereafter amended from time to time.

                     (28) Hercules Pension Restoration Plan. The Hercules Employee Pension Restoration Plan as the same is now in effect or as hereafter amended from time to time.

                     (29) Incentive Stock Option or ISO. An Option granted pursuant to Section 5.1 which is intended to meet, and structured with a view to satisfying, the requirements of Section 422 of the Code and is designated by the Committee as an Incentive Stock Option. The Award of an Incentive Stock Option shall contain such provisions as are necessary to comply with such Section 422.

                     (30) Management Incentive Compensation Plan. The Hercules Incorporated Annual Management Incentive Compensation Plan as the same is now in effect or as hereafter amended from time to time.

                     (31) Maximum Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the maximum performance in the relevant Performance Range is achieved.

                     (32) Minimum Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the minimum performance in the relevant Performance Range is achieved.

                     (33) Nonqualified Option. An Option granted pursuant to Section 5.1 which does not qualify as, and is not designated by the Committee as, an Incentive Stock Option and is designated as a Nonqualified Option.

                     (34) Nonreporting Person. A Grantee who is not subject to Section 16 of the Act.

                     (35)         Normal Retirement Date.  Age 65.

                     (36)         Normal Vesting Date.  As defined in
         Subsection 5.10.1.

                     (37) Option or Stock Option. A right granted pursuant to Article V that for a specified period of time entitles the holder thereof to purchase full shares of Common Stock at a stated price. At the discretion of the Committee, an Option may be an Incentive Stock Option or a Nonqualified Stock Option.

                     (38) Optionee. A Grantee to whom an Option or Stock Appreciation Right or Performance Accelerated Stock Option, as the case may be, is granted pursuant to Article V.

                     (39)         Option Period.  As defined in Section 5.3.

                     (40) Option Price. The per share price at which shares of Common Stock may be purchased upon exercise of a particular Option or Performance Accelerated Stock Option.

                     (41) Other Market-Based Awards. Awards granted in accordance with Section 9.1.

                     (42) Other Performance-Based Awards. Awards granted in accordance with Section 9.2.

                     (43) Participating Subsidiary. Any Subsidiary (existing from time to time) designated by the Board as a Participating Subsidiary; provided, however, for Incentive Stock Options only, "Participating Subsidiary" means any such Subsidiary which at the time such

         Option is granted qualifies as a "Subsidiary" of the Company under
         Section 424(b) of the Code.

                     (44)        PASO Period.  As defined in Subsection
         5.10.3.

                     (45) Payout Schedule. The distribution scheme for applicable Award Items for a given Plan Year upon performance of varying goals, all as established by either the Committee with respect to the Company, or by the CEO (or his designee or designees) with respect to a given subsidiary, business unit, corporate staff group or individual.

                     (46) Performance Accelerated Stock Option or "PASO". Stock Option with a normal vesting date established by the Committee; provided, however, that under certain circumstances such vesting date may be accelerated by the Committee to an earlier date if the Committee determines that the applicable Performance Goal has been met.

                     (47) Performance Goal. The level of performance established by the Grantor, which must be achieved in order to earn or vest the applicable Minimum Award, Target Award, Maximum Award or intermediate level of Award Items.

                     (48) Performance Period. The period of time selected by the Committee during which the achievement of Performance Goals is measured for purposes of determining the extent to which an applicable Award Item has been earned or will vest.

                     (49) Performance Share. A contingent right to receive, when certain performance criteria have been attained, without payment to the Company, the amounts of Common Stock and cash determined under Article VI. Such rights are subject to forfeiture or reduction if the applicable Performance Goals are not met within the applicable Performance Period.

                     (50) Performance Share Award. A Performance Share Award under Article VI, settlement of which is contingent upon attainment during a Performance Period of Performance Goals.

                     (51) Performance Share Fair Market Value. As defined in Subsection 6.8.5.

                     (52) Phantom Unit. A right to receive, without payment to the Company, an amount of cash equal to the value of a share of Common Stock as of a future date, plus dividend equivalents and interest payments provided for in Article VIII. A "unit" of phantom units does not represent or entitle the recipient to any equity securities of the Company, but instead involves the creation of an unfunded account for the recipient, the value of which is measured by reference to the value of Common Stock.

                     (53) Phantom Unit Award. An Award of Phantom Units under Article VIII, subject to such forfeiture provisions as are set forth in the Award Commitment.

                     (54) Phantom Unit Fair Market Value. As defined in Section 8.3.

                     (55) Reduction in Force. Termination of employment by the Company or a Participating Subsidiary in such a manner that the employee so terminated is eligible to receive benefits under the Company or a Participating Subsidiary dismissal salary plan.

                     (56) Related Entity. A corporation, partnership, joint venture or other entity not more than 50% but at least 20% of whose outstanding voting stock or voting power for the election of directors is beneficially owned directly or indirectly by the Company.

                     (57) Reporting Person. A Grantee who is subject to Section 16 of the Act.

                     (58) Restricted Stock. Shares of Common Stock issued, without payment to the Company, pursuant to a Restricted Stock Award granted under Article VII. For a specific period of time such shares are subject to a substantial risk of forfeiture and to such restrictions against sale, transfer or other disposition, as determined by the Committee at the time of grant.

                     (59) Restricted Stock Award. An Award of Restricted Stock under Article VII.

                     (60)         Restricted Period.  As defined in Section 7.2.

                     (61)         Restriction Range.  As defined in Section 7.2.

                     (62) Retirement. Termination of employment at Normal Retirement Date or with consent of the Company with immediate eligibility for retirement benefits under a retirement or pension plan maintained by the Company, a Participating Subsidiary or Related Entity.

                     (63) Rule 16b-3. Rule 16b-3 of the General Rules and Regulations under the Act, or any law, rule, regulation or other provision that may hereafter replace such Rule.

                     (64) SAR. A Stock Appreciation Right, as defined below.

                     (65)         SAR Fair Market Value.  As defined in
         Subsection 5.9.3.

                     (66) Stock Appreciation Right. A right granted pursuant to Article V pursuant to which the holder of a related Option, upon exercise of the Stock Appreciation Right and in lieu of exercising the related Option, is entitled to surrender the related Option, or any applicable portion thereof, to the extent unexercised, and to receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the Date of Grant. Stock Appreciation Rights may be payable in shares of Common Stock or cash, or a combination of both. Under the Plan, Stock Appreciation Rights are granted in tandem with Options.

                     (67) Stock Appreciation Right Award. An Award of Stock Appreciation Rights under Article V.

                     (68) Stock Option Award. An Award of Options under Article VI.

                     (69) Subsidiary. Any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly through one or more intermediaries, at least 50% of the outstanding voting stock or voting power for the election of directors or equivalent governing body. In the case of Incentive Stock Options, Subsidiary shall mean any corporation that qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

                     (70)         Substitution Awards.  As defined in Section
         10.1

                     (71)         Suspension Period.  As defined in Article
         XIII.

                     (72) Target Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards or Performance Shares, as the case may be, which vest when the target performance in the relevant Performance Range is achieved.

         Section 2.2  Construction

         Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of this Plan are inserted for convenience of reference, are not a part of this Plan, and are not to be considered in the construction hereof. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or section. The words "includes", "including" and other similar compounds of the word "include" shall mean and refer to including without limitation. All references herein to specific Articles, Sections or Subsections shall mean Articles, Sections or Subsections of this document unless otherwise qualified.

                                  ARTICLE III
                           STOCK AVAILABLE FOR AWARDS

         Section 3.1  Common Stock

         Only Common Stock may be delivered under this Plan, such shares to be made available from authorized but unissued shares or from shares reacquired by the Company, including shares purchased in the open market.

         Section 3.2  Number of Shares Deliverable

         Subject to adjustments as provided in Section 14.2: (i) during the period April 1, 1991, through April 30, 1995, the maximum aggregate number of shares for all Award Items (other than Options) shall be 4,400,000 (which is less than the original 6,000,000 shares authorized under the Plan for Award Items (other than Options) for the period April 1, 1991 through March 31,
1996); (ii) during the period April 1, 1991 through April 30, 1994, the maximum aggregate number of shares for which Options may be granted shall be 3,600,000 (which is less than the original 7,200,000 shares authorized under the Plan for Options during the period April 1, 1991 through March 31, 1996); and (iii) during the period May 1, 1995, through April 30, 1998, the maximum aggregate number of shares for all Award Items (other than Options) shall be

1,600,000 (which is less than the original 4,200,000 shares authorized under the Plan during the period April 1, 1996 through March 31, 2000); and (iv) during the period May 1, 1994 through April 30, 1998, the maximum aggregate number of shares for which Options may be granted shall be 5,200,000 (which is more than the original 4,800,000 shares authorized for Options under the Plan from April 1, 1996 through March 31, 2000).

         Section 3.3  Reusable Shares

         In the event that shares of Common Stock underlying an Award are returned to the Company for any reason (including forfeited or unexercised items) other than the surrender of Options upon the exercise of a Stock Appreciation Rights, the shares so affected shall be available for use under this Plan to the same Grantee or other Grantee by way of any type or form of Option or Award authorized under the Plan; provided, however, that shares received by the Company upon the exercise of an ISO and shares subject to an ISO surrendered upon exercise of a SAR shall not be available for the subsequent award of ISOs under this Plan, and that shares received by the Company upon the return (whether due to forfeiture or otherwise) of Restricted Stock or Performance Shares shall not be available for a subsequent Award under this Plan.

         Section 3.4  Shares Not Charged Against Available Shares

         Shares of Common Stock issued in payment of Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for subsequent Awards. Shares of Common Stock substituted in accordance with
Article XI for shares previously awarded under this Plan or the Hercules Incorporated Restricted Stock Plan of 1986 shall be counted against the authorized aggregate number of shares which may be issued under the Plan.





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
                                  ARTICLE IV
                         AWARDS AND AWARD COMMITMENTS

         Section 4.1  General

         4.1.1 Subject to the provisions of this Plan, the Committee may (i) determine and designate at any time and from time to time those Reporting Persons to whom Awards are to be granted; (ii) determine the time or times when Awards shall be granted; (iii) determine the form or forms of Awards to be granted to any Reporting Person or to Nonreporting Persons, as a group; (iv) determine the number of Award Items subject to each Award to be granted to any Reporting Person; (v) determine the maximum aggregate number of shares of Award Items subject to Awards to be granted to Nonreporting Persons, as a group; (vi) determine the terms and conditions of each Award; (vii) determine the number of shares of Restricted Stock a Reporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of such acquisition; and (viii) determine the number of Options a Reporting or Nonreporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of acquisition.

         4.1.2 The CEO shall, subject to the provisions of the Plan, (i) determine and designate at any time and from time to time those Nonreporting Persons to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted any Nonreporting Person and (iii) determine the number of Award Items subject to each Award to be granted to any Nonreporting Person. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to awards or grants under any other employee plan maintained by the Company or its present or future Participating Subsidiaries. Unless this Plan is extended, no Awards shall be granted or exchanges effected under the Plan after April 30, 1998, but any then-current restrictions applicable to any Awards theretofore granted or exchanges theretofore effected shall extend beyond that date in accordance with their provisions and any shares of Common Stock used in payment of Cash Value Awards and/or Performance Shares originally granted before April 30, 1998, maybe delivered after April 30, 1998, in accordance with the provisions of the applicable Award. Notwithstanding the later delivery of such shares of Common Stock, the number of such shares shall be credited against the maximum aggregate number in effect under Section 3.2 at the date of such original grant.

         Section 4.2  Eligibility

         The persons who shall be eligible to receive Awards granted pursuant to this Plan shall be such employees (including directors and officers who are also employees) of the Company or any of the Participating Subsidiaries as the relevant Grantor shall select from time to time from among those who contribute or may be expected to contribute to the successful performance of the Company or any Participating Subsidiary. Employees eligible for Phantom Unit Awards shall include, in addition to employees of the Company or any of the Participating Subsidiaries, any employees of any other Subsidiary or Related Entity.

         Section 4.3  Terms and Conditions; Award Commitments

         4.3.1 Terms And Conditions. Each Award granted pursuant to this Plan shall be subject to all of the terms, conditions and restrictions provided in this Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Without limiting the foregoing, it is understood that the Committee may, at any time and from time to time after the granting of an Award hereunder, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms and conditions for compliance with Federal and state securities laws and methods of withholding or providing for the payment of required taxes. The terms, conditions and restrictions with respect to any Award, Grantee or Award Commitment need not be identical with the terms, conditions and restrictions with respect to any other Award, Grantee or Award Commitment.

         4.3.2 Award Commitments. Each Award granted pursuant to the Plan shall be subject to all the terms, conditions and restrictions provided in the Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Each Award granted pursuant to the Plan shall be evidenced by an Award Commitment and shall comply with, and be subject to, the provisions of the Plan. The Award Commitment shall not be a precondition to the granting of Awards; however, no person shall have any rights under any Award granted under the Plan unless and until the Company shall have executed and delivered an Award Commitment to the Grantee to whom such Award shall have been granted. An executed original of the Award Commitment shall be provided to both the Company and the Grantee.

                                  ARTICLE V
                    OPTIONS AND STOCK APPRECIATION RIGHTS

         Section 5.1  Award of Options

         5.1.1  Grants.   From time to time and upon the recommendation of the
CEO, the Committee may grant Stock Option Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Stock Option Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate amount of Options established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of shares of Common Stock to which each Option relates; provided, however, such number of shares of Common Stock shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the Option or shares subject to the Option are the basis for the exercise of the related Stock Appreciation Right.

         5.1.2 Types of Options. Options granted pursuant to the Plan may be either in the form of Incentive Stock Options or in the form of Nonqualified Options. Incentive Stock Options and Nonqualified Options shall be granted separately hereunder. The Committee shall determine whether and to what extent Options granted under the Plan shall be Incentive Stock Options or Nonqualified Options and the Option shall be so designated.

         5.1.3 Substantial Stockholder. No Option shall be granted hereunder to any person who, at the time such Option is to be granted, owns stock of the Company or of any of its Subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any such Subsidiary. For purposes of the preceding sentence, the attribution rules of stock ownership set forth in Section 424(d) of the Code shall apply.

         5.1.4 Maximum Award To An Individual. During the period from May 1, 1994, through April 30, 1998, no person shall be granted or receive more than 1,500,000 Options and/or Performance Accelerated Stock Options in the aggregate.

         Section 5.2  Option Price

         The Option Price of Common Stock covered by each Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

         Section 5.3  Option Periods

         The Committee shall determine the term of each Option. Subject to earlier termination as provided in Articles IXI, XII and XIII, the term shall not exceed ten (10) years from the Date of Grant.

         Section 5.4  Exercise of Options

         5.4.1 Exercisability. Subject to Subsection 5.4.2 and Articles XII and XIII, each Option shall be exercisable at any time or times during the Option Period and in such amount or amounts as the

Committee may prescribe and specify in the applicable Award Commitment (subject further in the case of Incentive Stock Options, to such restrictions as may be imposed from time to time by the Code).

         5.4.2 Certain Limitations. The Committee may provide that an Option may not be exercised in whole or in part for any period or periods of time, from zero to nine and one-half (9.5) years as specified in the Award Commitment. Except as provided in Article XII, an Option may be exercised only during the continuance of the Grantee's employment with the Company or any of its Subsidiaries. Options granted to a Reporting Person shall not be exercisable until at least six (6) months have elapsed from the Date of Grant of the Option. No Option may be exercised after the expiration of the applicable Option Period. No Option may be exercised for a fractional share.

         5.4.3 Method of Exercise. A Grantee may exercise an Option, in whole or from time to time in part, by giving written notice of exercise to the Company. The notice of exercise shall be on a form approved by the Committee and shall state the number of shares with respect to which the Option is being exercised. Such notice must be received by the office of the Company designated in the Award Commitment on or before the expiration date of the Option.

         Section 5.5  Time and Method of Payment

         5.5.1 Form of Payment. The Optionee shall pay the Option Price in cash or, with the Committee's permission and according to such rules as they may prescribe, by delivering shares of Common Stock already owned by the Optionee for at least six months prior to the date of exercise and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and shares. The Committee may also permit payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

         5.5.2 Time of Payment. The Optionee shall pay the Option Price not later than ten (10) days after the date of a statement from the Company following exercise setting forth the Option Price, Fair Market Value of Common Stock on the exercise date, the number of shares of Common Stock that may be delivered in payment of the Option Price (if applicable) and the amount of withholding tax due, if any. If the Optionee fails to pay the Option Price within the ten (10) day period, the Committee shall have the right to take whatever action it deems appropriate, including voiding the Option exercise.

         5.5.3 Methods for Tendering Shares. The Committee shall determine acceptable methods for tendering shares of Common Stock as payment upon exercise of an Option and may impose such limitations and restrictions on the use of shares of Common stock to exercise an Option as it deems appropriate.

         5.5.4 ISO Limitation. Common Stock acquired by the Grantee which is identified as having been obtained through an Incentive Stock Option under the Plan and still subject to Incentive Stock Option holding requirements as defined in the Code, may not be tendered in payment of the Option Price.

         Section 5.6  Delivery of Shares

         No shares of Common Stock shall be delivered pursuant to the exercise, in whole or in part, of any Option, unless and until (i) payment in full of the Option Price therefor is received by the

Company and (ii) compliance with all applicable requirements and conditions of this Plan, the Award Commitment and such rules and regulations as may be established by the Committee that are preconditions to delivery, including, but not limited to, the requirements and conditions of Section 14.5. Promptly after exercise of the Option, payment in full of the Option Price and compliance with the conditions described in the preceding sentence, the Company shall effect the issuance to the Optionee of such number of shares of Common Stock as are subject to the Option exercise.

         Section 5.7  Stockholder Rights

         An Optionee shall have none of the rights or privileges of a stockholder with respect to any shares of Common Stock covered by an Option unless and until the Optionee has given written notice of exercise of the Option, has paid in full the Option Price for such shares of Common Stock and has otherwise complied with this Plan, the Award Commitment and such rules and regulations as may be established by the Committee, and the shares are issued to him. No adjustment shall be made for dividends in cash or property or other distributions or rights with respect to any such shares of Common Stock for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such shares covered by the Option. Notwithstanding anything to the contrary, an Option may include dividend equivalents as described in Section 10.4.

         Section 5.8  Incentive Stock Options

         5.8.1 Individual Limitation. No Grantee may be granted an ISO under this Plan (or any other plans of the Company or any Participating Subsidiary) which would result in Common Stock with an aggregate Fair Market Value (measured as of the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Grantee to purchase a number of shares greater than the maximum number permitted by Section 422(d)(1) of the Code as in effect on the Date of Grant.

         5.8.2 Code Qualification. Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Committee as an ISO shall be interpreted in such a manner as to entitle the Option to the tax treatment afforded by Section 422 of the Code. If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Commitment shall remain in full force and effect. If any Award Commitment covering an Option designated by the Committee to be an ISO under the Plan shall not explicitly include any terms required to entitle such ISO to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and such Option shall be deemed to have been granted subject to all such terms.

         5.8.3 Notice of Disposition. An Optionee shall give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an ISO if such disposition occurs within either two (2) years after grant or one year after receipt of such shares by such Optionee. Such Optionee shall also comply with any applicable withholding requirements.

         Section 5.9  Stock Appreciation Rights Awards

         5.9.1 Grants. The Committee may grant SARs at the same time as Optionees are awarded Options under the Plan. Each SAR shall be in tandem with and relate to a specific Option under the Plan and shall specify that the number of Option Shares subject to the SAR shall be equal to the number of shares of Common Stock that the Optionee is entitled to receive pursuant to the related Option.

         5.9.2 SAR Exercise. A SAR may be exercised, in whole or in part, within the period specified for the exercise of the Option in the related Option grant only upon surrender of the related Option (or portion thereof) by the Optionee. Each SAR shall be exercisable at such time or times, on the conditions and to the extent, but only to the extent, that the related Option is exercisable, provided that no such SAR (except in the case of death or physical or mental incapacity) shall be exercisable prior to the expiration of six (6) months following the Date of Grant and, provided further, that any SAR granted hereunder may provide, at the election of the Committee, that the SAR may be exercised only at a time when the Optionee to whom the SAR has been granted is subject to the provisions of Section 16(b) of the Act. Each SAR and all rights and obligations thereunder shall terminate and may no longer be exercised upon the termination or exercise of the related Option. An Optionee may exercise a SAR by giving written notice of exercise to the Company stating the number of shares of Common Stock subject to exercisable Options with respect to which the SARs are being exercised. The date upon which such written notice is received by the Company shall be the exercise date for the SARs.

         An Option and SAR covering the same share of Common Stock may not be exercised simultaneously.

         5.9.3 Value of SAR Payment. If an Optionee exercises a SAR, he shall receive an amount equal to the product of (i) the amount by which the SAR Fair Market Value on the exercise date of one share of Common Stock exceeds the Option Price of the related Option, times (ii) the number of shares covered by the Option, or portion thereof, which is surrendered. For purposes of this
Article V, "SAR Fair Market Value" of a SAR or share of Common Stock on any date shall be the average of the daily closing prices of a share of Common Stock for five (5) consecutive business days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal, subject to the provisions of Section 5.9.4.

         5.9.4  Time and Method of Payment

         5.9.4.1 Any payment which may become due from the Company by reason of an Optionee's exercise of a SAR may be paid to the Optionee all in cash, all in shares of Common Stock or partly in shares and partly in cash, as determined by the Committee. The Committee shall determine the timing of any payment made.

         5.9.4.2 If paid in cash, the amount thereof shall be the amount of appreciation determined under Subsection 5.9.3. The payments to be made, in whole or in part, in cash upon the exercise of SARs by any Reporting Person shall be made in accordance with the provisions relating to the exercise of SARs of Rule 16b-3 of the General Rules and Regulations under the Act, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

         5.9.4.3 In the event that all or a portion of the payment is made in shares of Common Stock, the number of shares of Common Stock received shall be determined by dividing the amount of the appreciation determined under Subsection 5.9.3 by the SAR Fair Market Value of a share of Common Stock on the exercise date of the SAR. Cash will be paid in lieu of any fractional share of Common Stock or, if the Committee should so determine, the number of shares of Common Stock will be rounded downward to the next whole share of Common Stock. All shares shall be valued at their SAR Fair Market Value as of the date of such exercise; provided, however, that with respect to exercises of SARs by an employee who is subject to the provisions of Section 16(b) of the Act during any period commencing on the third business day following the date of release for publication of the quarterly or annual summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "window period"), the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine, but not in excess of the highest sale price of the Common Stock reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal during such window period. Notwithstanding the foregoing, the fair market value (or SAR Fair Market Value, if applicable) of SARs that relate to an ISO, shall not be in excess of the maximum amount that would be permissible under Section 422 of the Code without disqualifying such option as an ISO under such Section 422.

         5.9.5 Effect of SAR and Option Exercises. Upon exercise of a SAR, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the





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
number of shares of Common Stock represented by the Option or portion thereof surrendered, as provided in Subsection 5.1.1. Shares of Common Stock subject to Options or portions thereof surrendered upon the exercise of SARs shall not be available for subsequent awards under the Plan. The exercise of any number of Options shall result in an equivalent reduction in the number of shares of Common Stock covered by the related SAR and such shares may not again be subject to a SAR under this Plan.

         5.9.6 Nature of SARs. SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. SARs shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the SARs shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.

         Section 5.10   Performance Accelerated Stock Options Awards

         5.10.1   Grants.    From time to time and upon the recommendation of
the CEO, the Committee may grant PASOs in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant PASOs in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to Subsection 5.1.4 and any maximum aggregate amount of PASOs established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of PASOs to be awarded; provided, however, such number of PASOs shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the PASO. Subject to Subsection 5.10.2, each PASO shall specify a normal vesting date ("Normal Vesting Date") (which shall be less than the PASO Period).

         5.10.2 Accelerated Date. The date or event designated by the Grantor (which shall be earlier than the Normal Vesting Date) at which the vesting of some or all PASOs shall occur if the Grantor determines that the applicable Performance Goals have been met.

         5.10.3   PASO Period.   The Committee shall determine the term of each
PASO. Subject to earlier termination as provided in Articles XII, the term shall not exceed ten (10) years.

         5.10.4 Exercisability. Subject to Subsection 5.10.2 and Articles XII each PASO shall be exercisable at any time or times during the PASO Period and in such amount or amounts as the Committee may prescribe and specify in the applicable Award Committment.

         5.10.5 Corporate or Business Goals. From time to time, the Grantor shall determine Performance Goals to be used for, among other things, purposes of determining the Accelerated Date. If the Grantor shall determine minimum target and/or maximum performance goals and (i) if the minimum performance goal is not reached, then the Normal Vesting Date of the affected PASOs shall not be accelerated, and the Grantor may either determine new goals on the PASOs or allow the PASOs to vest at the Normal Vesting Date; (ii) if the minimum performance goal is reached but the target performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs (as specified in the applicable Award Commitment), and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; (iii) if the performance goal is reached and the maximum





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
performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs, and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; and (iv) if the maximum performance goal is reached, then the Normal Vesting Date for all affected PASOs shall be accelerated to the Accelerated Date.

         5.10.6 PASOs Treated Like Options. Except as otherwise provided in the Plan, PASOs shall be treated identical to Options; provided, however, that if there is a conflict between a provision specifically covering PASOs and one generally covering Options, then the specific provision shall control as to PASOs.


                                   ARTICLE VI
                            PERFORMANCE SHARE AWARDS

         Section 6.1  Grants

          From time to time and upon the recommendation of the CEO, the Committee may grant Performance Share Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Performance Share Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Performance Shares established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 6.2  Performance Period

         At the time of a Performance Share Award grant, the Committee shall establish a Performance Period of not less than one year nor more than five (5) years, commencing the Date of Grant of the Award.

         Section 6.3  Performance Goals

         At the time of each grant, the Committee shall establish for all Performance Share Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Performance Share Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Performance Share Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, as permitted under Subsection 6.8.3, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on stockholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

         Section 6.4  Payout Schedule

         In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Performance Share Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the shares of Common Stock deliverable and/or cash payable, if any, upon settlement of the Performance Share Award at the conclusion of the Performance Period.

         Section 6.5  Issuance of Stock and Stock Certificates

         6.5.1 Issuance. As soon as possible after the Date of Grant of a Performance Share Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as prescribed by the applicable Payout Schedule for attainment of target level of performance, that is, the Target Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 6.6) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share





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
Award, each such issuance shall be subject to forfeiture to the Company as of the date of issuance if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Common Stock covered by the Performance Share Award under this Article VI are not duly executed by the Grantee and timely returned to the Company.

         6.5.2 Custody and Legends. Each certificate for shares of Common Stock issued in respect of the Performance Share Award awarded under Subsection
6.5.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Performance Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to Performance Shares covered by the Performance Share Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing Performance Shares until the lapse or release of the restoration as described in Section 6.8. Each certificate also shall be subject to appropriate stop-transfer orders.

         Section 6.6  Restrictions and Forfeitures

         The shares of Common Stock issued to a Grantee pursuant to Section 6.5 shall be subject to the following restrictions until the expiration or termination of the Performance Period established pursuant to Section 6.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Common Stock covered by the Performance Share Award until the expiration or termination of the Performance Period; (ii) none of such shares of Common Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Performance Period and until the satisfaction of any and all other conditions; and (iii) all such Common Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Common Stock (including, but not limited to, those specified in Section 6.7) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Performance Period (except as provided in Article XII) and
(y) the satisfaction of any and all other conditions of the Award Commitment applicable to such Common Stock covered by the Performance Share Award is completed. Upon the forfeiture of any shares of Common Stock, ownership of such forfeited shares shall be transferred to the Company without further acts by the Grantee.

         Section 6.7  Stockholder Rights

         Following registration in the Grantee's name, and subject to execution of the documents provided for in Section 6.5, during the Performance Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a stockholder as to, such shares of Common Stock awarded to him with respect to the target level performance, including, but not limited to, the right to vote and receive dividends, subject to the restrictions and forfeiture risks set forth in Section 6.6. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares issued under a Performance Share Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such shares.

         Section 6.8  Delivery of Shares and Cash Payments

         6.8.1 Determination of Performance Results and Award Settlement. As soon as practicable after the Performance Period expires or otherwise terminates with respect to each Performance Share Award, the Committee shall determine whether and the extent to which any corporate Performance Goals were achieved during the Performance Period; and the Grantor shall determine whether and the extent to which applicable business unit, corporate staff and individual Performance Goals, if any, were achieved during the Performance Period. Following such determinations, a calculation shall be made of the number of shares of Common Stock whose restrictions shall lapse and shall be deliverable and the cash payable, if any, upon settlement of the Performance Share Award. The computation shall be made by application of the Payout Schedule to the degree of actual performance achieved against Performance Goals (determined as provided in the preceding sentence).

         6.8.2  Delivery of Shares and Payment of Cash

         6.8.2.1 In the event the minimum level of performance established by the Payout Schedule is not achieved, the entire Performance Share Award is forfeited, including, without limitation, the shares of Common Stock held in custody pursuant to Section 6.5.

         6.8.2.2 Should the minimum level of performance established by the Payout Schedule be achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Minimum Award and in settlement thereof the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the minimum level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the applicable Minimum Award and the applicable Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

         6.8.2.3 In the event the target level of the Payout Schedule is achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Target Award and in settlement thereof the
Section 6.6 restrictions on all of the shares held in custody pursuant to
Section 6.5 shall lapse and as soon as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned.

         6.8.2.4 For performance at a level between the minimum performance level of the Payout Schedule and the target level of the Payout Schedule the
Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the applicable intermediate level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the number of shares prescribed for the level of performance achieved and the Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

         6.8.2.5 Should the maximum level of performance established by the Payout Schedule be attained or exceeded, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Maximum Award and in settlement thereof (i) the restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the number of shares specified by the Payout Schedule for performance at the target level and the number of shares specified in the Payout Schedule for performance at the maximum level of performance shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee. Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

         6.8.2.6 For performance between the target level and the maximum level of performance specified in the Payout Schedule (i) the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the share number specified by the Payout Schedule for performance at the target level and the share number specified by the Payout Schedule for performance at the applicable intermediate level shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

          6.8.2.7 Cash payments normally will be made as soon as practicable following the end of the Performance Period. All shares delivered to a Grantee pursuant to this Subsection 6.8.2 shall be without the legend described in Subsection 6.5.2 and shall be free of all restrictions and forfeitures, except as otherwise provided by Article XII or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Common Stock, except that the amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.

         6.8.3 Revisions for Significant Events. When circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices) that cause any Performance Goal, Payout Schedule and/or level of performance or distribution specified in a Payout Schedule to be inappropriate in the judgment of the party initially responsible for establishing the Performance Goal, Payout Schedule and/or performance or distribution level, such party may make such changes as said party deems equitable in recognition of any unforeseen events or changes in circumstances or changed business or economic conditions.

         6.8.4 Conditions Precedent. Incentives shall be paid to the Grantee only upon compliance by the Grantee with all obligations of such Grantee under the Plan and/or the Award Commitment with respect to such Performance Share Awards, including the requirement that, except as provided in Article XII, the Performance Goals (although their measurement, including adjustments, if any, required by the Committee or the CEO, as provided herein, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any of the Participating Subsidiaries, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award.

        6.8.5 Performance Share Fair Market Value. As used in this Article VI, "Performance Share Fair Market Value" of a Performance Share Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The
Wall Street Journal.


                                  ARTICLE VII
                            RESTRICTED STOCK AWARDS

         Section 7.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Restricted Stock Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Restricted Stock Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of shares of Restricted Stock established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 7.2  Restricted Period

         At the time of a Restricted Stock Award grant, the Committee shall establish (for all Restricted Stock shares which are then being awarded to a Participant or, if it is the intent that the total of such shares shall be divided into separate parts, for each part of such total) a Restricted Period of not be less than one year or more than five (5) years (the "Restriction
Range"), commencing with the Date of Grant of the Award. Different Restricted Periods may be fixed within the Restriction Range for different parts of the shares of Restricted Stock which are being awarded to a Grantee.

         Section 7.3  Restrictions and Forfeiture

         The shares of Restricted Stock covered by the Restricted Stock Award granted to a Grantee pursuant to Section 7.1 shall be subject to the following restrictions until the expiration or termination of the Restricted Period established pursuant to Section 7.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Restricted Stock covered by the Restricted Stock Award until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock shares;
(ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period and until the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock; and (iii) all of the shares of Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shares (including, but not limited to, those specified in Section 7.5) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Restricted Period or Periods (y) and the satisfaction of any and all other conditions of the Award Commitment applicable to such Restricted Stock shares. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares shall be transferred to the Company without further acts by the Grantee.

         Section 7.4  Issuance of Stock and Stock Certificate

         7.4.1 Issuance. As soon as practicable after the Date of Grant of a Restricted Stock Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as constitutes the Restricted Stock shares awarded under the Restricted Stock Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated as of the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 7.3) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share Award, each such issuance shall be subject to forfeiture to the Company as of the Date of Grant if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Restricted Stock covered by the Award under this Article VII are not duly exercised by the Grantee and timely returned to the Company.

         7.4.2 Custody and Legends. Each certificate for shares of Common Stock issued in respect of the Restricted Stock Award granted under Section 7.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Restricted Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to such shares of Restricted Stock covered by the Restricted Stock Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of Common Stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award
Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing such Restricted Stock shares until the lapse or release of the restrictions as described in Section 7.3. Each certificate also shall be subject to appropriate stop-transfer orders.

         Section 7.5  Stockholder Rights

         Following registration in the Grantee's name and subject to execution of the documents provided for in Section 7.4, during the Restricted Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a stockholder as to, such shares of Common Stock covered by the Restricted Stock Award, including, but not limited to, the right to vote such shares and the right to receive dividends, subject to the restrictions and forfeitures set forth in Section 7.3. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares of Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock shares.

         Section 7.6  Delivery of Shares

        Upon the expiration (without a forfeiture) or earlier termination of the Restriction Period and the satisfaction of or release from any other conditions by the Grantee under the Plan and/or the Award Commitment with respect to such shares of Restricted Stock, or at such earlier time as provided under the provisions of Article XII and/or Article XIII, all of such shares shall be released from all restrictions and forfeiture provisions under Section 7.3, any similar restrictions and forfeiture provisions under the Award Commitment applicable to such shares and all other restrictions and forfeiture provisions of this Plan or such Award Commitment. As promptly as administratively feasible thereafter the Company shall deliver or cause to be delivered to such Grantee a stock certificate or certificates for the appropriate number of shares of Common Stock, free of such restrictions and forfeitures, except as otherwise provided by Article XIV or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Restricted Stock, except that amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.


                                  ARTICLE VIII
                              PHANTOM UNIT AWARDS

         Section 8.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Phantom Unit Awards in such number as it may determine to such Reporting Persons as the

Committee may select. From time to time, the CEO may grant Phantom Unit Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Phantom Units established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 8.2  Vesting of Awards

         The amounts credited with respect to each Phantom Unit shall become vested on the date or dates determined and set forth in the applicable Award Commitment at time of grant unless vested sooner as described in Article XII of the Plan. The vesting period shall be determined by the Committee, but in no case shall such period be less than one year or more than five (5) years. Vesting shall be subject to the terms, conditions and provisions hereinafter with respect to forfeiture and termination of Awards or early vesting or forfeiture of Awards in accordance with the provisions of Article XII.

         Section 8.3  Value of Phantom Units Payments

         The amount payable with respect to each vested Phantom Unit Award shall be the sum of (1) the dividends and interest credited to such account and
(2) an amount determined by multiplying the number of Phantom Units posted to such account by the Phantom Unit Fair Market Value on the date of vesting. For the purpose of determining such amount the Company shall establish and maintain a separate memorandum account for each Grantee granted a Phantom Unit Award pursuant to Section 8.1. As of the Date of Grant of each grant of a Phantom Unit Award the Company shall credit to the account of each Grantee who has been granted a Phantom Unit Award such number of

Phantom Units as is specified in the Award. From the Date of Grant until the date that payments under the Plan commence the account of each Grantee shall be credited quarterly with an amount determined by multiplying the amount of Phantom Units credited to each account by the per share dividend paid quarterly by the Company on its Common Stock. In addition, each account
(representing dividends and credited interest) shall be credited quarterly with an amount determined by multiplying the account balance at the close of each quarter by an amount representing one-fourth of the average per annum rate of interest established by Morgan Guaranty Trust Company (or by such other major New York commercial bank as the Committee shall designate) in New York from time to time during such quarter as its prime lending rate. As used in this
Article VIII, "Phantom Unit Fair Market Value" of a Phantom Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal.

         Section 8.4  Time and Method of Payment

         Any payment which may become due from the Company upon the vesting of a Phantom Unit shall be paid to the Grantee in cash. The date or dates upon which amounts determined pursuant to Section 8.3 shall be paid to the Grantee shall be determined by the Committee prior to the Date of Grant and set forth in the applicable Award Commitment or in accord with such rules and regulations as may be adopted by the Committee.

         Section 8.5  Forfeiture of Phantom Units

         Except as otherwise provided in Article XII, all of the Phantom Units credited to a Grantee's account (including all dividend equivalents and interest credited thereto) shall be forfeited and all rights of the Grantee with respect to such Phantom Units (including any dividend equivalents and interest related thereto) shall terminate without further obligation on the part of the Company unless and until (i) the Grantee has remained a regular full time employee of any Participating Subsidiary until vesting as described in Section 8.2 and (ii) the satisfaction of any other conditions specified in the Plan and/or Award Commitment applicable to such Phantom Units, except as may otherwise be determined by the Committee.

         Section 8.6  Nature of Phantom Units

         Phantom Units shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. Phantom Units shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Phantom Units shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.





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
                                  ARTICLE IX
                              CASH VALUE AWARDS

         Section 9.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Cash Value Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Cash Value Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum dollar value established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 9.2  Performance Period

         At the time of a Cash Value Award grant, the Committee shall establish a Performance Period of not less than one year nor more than five (5) years, commencing on the Date of Grant of the Award.

         Section 9.3   Performance Goals

         At the time of each grant, the Committee shall establish for all Cash Value Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Cash Value Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same





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
as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Cash Value Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the making of any payment with respect to the Cash Value Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on stockholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

         Section 9.4  Payout Schedule

         In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Cash Value Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the payout of the Common Stock, if any, of the Cash Value Award at the conclusion of the Performance Period.

         Section 9.5   Form Of Payout

         Payment of a Cash Value Award shall be made in cash, Common Stock, Restricted Stock or any combination thereof as determined by the Grantor at the time of the Payout. Restricted Stock shall be governed by Articles VII and XII; provided, however, that Restricted Stock granted at less than Fair Market Value shall also be governed by Section 9.6 and the Attributable Shares (defined below) shall be governed by Section 13.3.

         Section 9.6   Calculation Of Payout

         As soon as practicable after the Performance Period expires with respect to the Cash Value Award, the Grantor shall determine whether and the extent to which any Performance Goals were achieved during the Performance Period. The Grantor may also determine the amount and form of the Payout. If the Payout is to be paid in Restricted Stock, then the number of shares calculated by the Grantor may be determined by using either 100% or 85% (as determined by the Committee) of the Fair Market Value on the date of issue. If the Grantor uses 85% of the Fair Market Value, then those shares attributable to the discount (i.e., 100% minus 85%) (the "Attributable Shares") shall be subject to the forfeiture provisions under Section 13.3; and otherwise, the Restricted Stock shall be subject to forfeiture under Article XII.





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
                                  ARTICLE X
                                 OTHER AWARDS

         Section 10.1  Other Market-Based Awards

         The Grantor may grant other Market-Based Awards, provided that the purchase price or base price for the equity securities of the Company shall in no event be less than 100% of the Fair Market Value of such security on the date of grant. Such Other Market-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan. The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Market-Based Awards shall be made. Any such Other Market-Based Award shall be confirmed by an Award Commitment executed by the Company and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

         Section 10.2  Other Performance-Based Awards

         The Grantor may grant other Performance-Based Awards. Such Other Performance-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan.
The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Performance-Based Awards shall be made. Any such Other Performance-Based Award shall be confirmed by an Award Commitment executed by the Company





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
and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

         Section 10.3  Terms of Other Awards

        In addition to the terms and conditions specified in the Award Commitment, awards made pursuant to this Article X shall be subject to the following:

                     (a) Any shares of Common Stock subject to Awards made under this Article X may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or performance period lapses; and

                     (b) If specified by the Committee in the Award Commitment, the recipient of an Award under this Article X shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock covered by the Award; and

                     (c) The Award Commitment with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.





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
         Section 10.4   Stock Option Dividend Equivalents.

         10.4.1 Grants. The Grantor may provide that a Grantee to whom an Option has been granted which is exercisable in whole or in part at a future time for shares of Common Stock (referred to in this subsection as "Share" or "Shares") shall be entitled to receive an amount per Share equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the grant and the time each such Share is delivered pursuant to exercise of such Stock Option or the related Stock Appreciation Right. Such amounts (herein called "Dividend Equivalents") shall be paid in cash at the time of the delivery of such Shares.

         10.4.2 Interest. The Grantor may authorize payment of interest on Dividend Equivalents. The interest will be payable in cash at the same time the related Dividend Equivalents are paid.

         10.4.3 Forfeiture. To the extent the Stock Options to which Dividend Equivalents and interest are related shall be forfeited all accrued Dividend Equivalents and interest thereon shall also be forfeited.





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
                                  ARTICLE XI
                             SUBSTITUTION AWARDS

         Section 11.1  Substitution of Performance Shares

         Upon the request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for such numbers of shares of Common Stock of equal value held in custody pursuant to Section 6.5 whose restrictions shall lapse upon expiration or other termination of a Performance Period. The number of Performance Shares available for substitution shall be determined by the method described in Section 11.3. Such Substitution Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination.
Once substitution has been approved by the Committee, no payment will be made with respect to an original Award.

         Section 11.2  Substitution of Restricted Stock

         Upon request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for shares of Restricted Stock previously awarded either under this Plan or under the Hercules Incorporated Restricted Stock Plan of 1986. Such Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination.





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
         Section 11.3  Substitution Procedures

        Any request of a Grantee pursuant to Section 11.1 or 11.2 shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such request, as the Committee may provide. No substitution shall be permitted past any termination of employment described in Article XII or past the occurrence of any of the events specified in clauses (i), (ii) and (iii) of Section 14.4.

         Section 11.4  Substitutions in Contemplation of Retirement

         Prior to the expiration of the Performance Period or Restricted Period applicable to any Performance Shares or Restricted Stock Awards granted to a Grantee, such Grantee may, with the consent of the Committee, surrender all or a portion of his Award in substitution for Phantom Unit Awards subject to the terms and conditions of Article VIII, and provided that: (i) such surrender shall be treated as a forfeiture under the Plan; (ii) such substitution shall be made for retirement planning purposes; (iii) such substitution shall be made prior to December 31 of the year preceding the Grantee's Normal Retirement Date but not more than one year prior to the Grantee's Normal Retirement Date; or, in cases where Retirement with consent occurs prior to the Grantee's Normal Retirement Date, not less than sixty (60) nor more than three hundred and sixty
(360) days before an announced Retirement approved by the Company; and (iv) any Phantom Units shall be substituted as of the expiration date of the applicable Performance Period in an amount consistent with the number of shares calculated for each Award being substituted.





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
                                 ARTICLE XII
                          TERMINATION OF EMPLOYMENT

         12.1  Retirement

         12.1.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of five (5) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of ISOs and their related SARs, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.1.2 Performance Share, Restricted Stock, Phantom Unit, and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, (i) that Grantee shall be entitled to Performance Shares or Cash Value at the end of the Performance Period based upon the extent to which the Performance Goals were satisfied at the end of such period (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee





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
deems appropriate or desirable); and (ii) all remaining restrictions with respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse as of the date of termination.

         12.1.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, that Grantee shall be entitled to PASOs as follows: If the PASOs are exercisable on the date of Retirement, then the PASOs will remain exercisable until the earlier of five
(5) years or the end of the PASO period; if the PASOs are not yet exercisable, then they shall become exercisable at the earlier of (i) such time as the PASOs become exercisable through acceleration due to performance, or (ii) four and one-half (4.5) years after Retirement regardless of performance, or (iii) the end of nine and one-half (9.5) years from the award date. Once the PASOs become exercisable, they shall remain exercisable until the earlier of five (5) years after Retirement or the end of the PASO period, provided, however, the Grantor may provide for acceleration of the vesting date and/or an earlier settlement of such PASOs under such terms and conditions as the Grantor deems appropriate or desirable.

         Section 12.2  Reduction in Force

         12.2.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given a Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of one year from the date of cessation of employment, but not beyond the end of the Option Period, and
(ii) in the case of an ISO, each Option and SAR shall,





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
at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

        12.2.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force,
(i) that Grantee shall be entitled to a Minimum Award of Performance Shares or Cash Value at the end of the Performance Period prorated for the portion of the Performance Period during which the Grantee was employed by the Company, any Participating Subsidiary (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares or Cash Value in such amount and under such terms and conditions as the Committee deems appropriate or desirable); and (ii) all remaining restrictions with respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse, in an amount prorated for the amount of time such Awards have remained under restriction, as of the date of termination.

        12.2.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.3  Transfers to Certain Related Entities

         12.3.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given a Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of three (3) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.3.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, then all restrictions with respect to such Performance Shares, Restricted Stock or Phantom Units shall remain in effect until the end of the Performance or Restricted Period; provided, however, the Grantor may provide as the case may be for an earlier payment in settlement of such Performance Shares, Restricted Stock or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Grantor deems appropriate or desirable.

         12.3.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.4  Disability or Death

         12.4.1 Stock Options and SARs. If prior to the end of the Option Period a Grantee who has been granted a Option shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of death or Disability, (i) in the case of Nonqualified Options (excluding PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of one year from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of one year from the cessation of employment, but not beyond the end of the Option Period.

         12.4.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit and Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of death or Disability, (i) that Grantee shall be entitled to Performance Shares or Cash Value (paid in cash) at the Target Award level on the date of termination; and
(ii) all remaining restrictions with
respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse as of the date of termination.


         Section 12.4.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period, a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of Disability or Death, then such Grantee (or the Beneficiary of such Grantee) shall be entitled to PASOs as follows: if the PASOs are exercisable on the date of such Disability or Death, then the PASOs will remain exercisable until the earlier of one (1) year or the end of the PASO Period; if the PASOs are not yet exercisable, then they shall become exercisable at the earlier of (i) such time as the PASOs become exercisable through acceleration due to performance, or (ii) six (6) months after such Disability or Death, or (iii) nine and one-half (9.5) years from the award date. Once the PASOs become exercisable, they shall remain exercisable until the earlier of one (1) year after or the end of the PASO Period.

         Section 12.5  Resignation

         12.5.1 Stock Options, SARs and Performance Accelerated Stock Options. If the Grantee shall voluntarily resign before eligibility for Retirement (except for Retirement with approval of the Company), the Options (including PASOs) and SARs granted in tandem shall be canceled coincident with the effective date of the termination of employment.

         12.5.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a

Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall voluntarily resign (except for Retirement with approval of the Company), then all Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period or the vesting period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such Performance Shares, Restricted Stock, Phantom Units or Cash Value Award. Notwithstanding any other provisions of this Subsection 12.5.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable.

         Section 12.6  Decrease in Company Ownership

         12.6.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of three (3) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.6.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, then all restrictions with respect to such Performance Shares, Restricted Stock or Phantom Units shall remain in effect until the end of the Performance Period or Restricted Period; provided, however, the Committee may provide, as the case may be, for an earlier payment in settlement of such Performance Shares, Restricted Stock or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Committee deems appropriate or desirable or make any other adjustment deemed appropriate due to the decrease in Company ownership.

         12.6.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a decrease in company ownership, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.7  Termination of Employment for Other Reasons

         12.7.1 Stock Options, SARs and Performance Accelerated Stock Options. If the Grantee's employment terminates for any reason other than specified in Sections 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, each Option, SAR and PASO shall terminate; provided, however, the Grantor may provide for acceleration of the vesting date and/or an earlier settlement of such PASOs in such amount and under such terms and conditions as the Grantor deems appropriate or desirable.

         12.7.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of any reason other than specified in Sections 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, then all Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company; provided, however the Grantor may provide for settlement of a Cash Value Award in such amount, at such time and under such terms and conditions as the Grantor deems appropriate or desirable. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such Performance Shares or Restricted Stock. Notwithstanding any other provisions of this Subsection

12.7.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable.

         Section 12.8  Termination Date

         Termination of employment of a Grantee for any of the reasons enumerated in this Article XII shall, for purposes of the Plan, be deemed to have occurred as of the date which is recorded in the ordinary course in the Company books and records in accordance with the then-prevailing procedures and practices of the Company.

         Section 12.9  Reporting Person Limitation

         Notwithstanding any other provision of this Article XII, a Grantee who ceases to be a Reporting Person through retirement or any other termination of employment shall not be entitled to exercise a SAR.


                                  ARTICLE XIII
                   EXCHANGE AWARDS; ABOVE TARGET MICP AWARDS

         Section 13.1  Salary/Bonus Reductions

         13.1.1  Restricted Stock.  A Grantee ( including those described in
Section 13.8 ) may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter,





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
exchange such deferred amounts for Restricted Stock. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of shares of Restricted Stock that equals the number of whole shares determined by dividing the deferred amount forgone by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of shares of Restricted Stock he or she shall acquire through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be determined by dividing the total projected deferred amounts forgone for the designated period by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the number of shares of Restricted Stock acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall equal that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Restricted Stock acquired pursuant to exchanges under this Subsection 13.1.1 shall have a Restricted Period of not less than three (3) years (such Restricted Period to be extended up to five (5) years to coincide with a deferral election that extends beyond three (3) years), as determined by the Committee, and shall be subject to all of the terms, conditions and provisions of Article VII, except as may otherwise be determined by the Committee prior to their acquisition.

         13.1.2 Options. A Grantee may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter, exchange such deferred amounts for Nonqualified Options. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the deferred amount forgone by 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of Options he or she shall acquire through such exchanges is that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the total projected deferred amount forgone for the designated period by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the Options acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be that number of Options determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Options acquired pursuant to this Subsection 13.1.2 shall be exercisable according to the following three (3) year schedule (unless the Grantee's employment with the Company or a Participating Subsidiary is terminated, in which case the provisions of Section 13.3 or Article XII, as apposite, shall govern):

         40% of the Options will be exercisable beginning one year after the exchange, a second 40% of the Options will be exercisable beginning two (2) years after the exchange, and the final 20% of the Options will be exercisable beginning three (3) years after the exchange;

and shall be subject to all of the terms, conditions and provisions of Article V (as modified as to exercisability by this Subsection 13.1.2), except as may otherwise be determined by the Committee prior to their acquisition.

         Section 13.2  Deferred Accounts

         13.2.1 Deferred Compensation Plan Accounts. Subject to the Company's approval, amounts accrued under the Hercules Incorporated Deferred Compensation Plan (other than under the Hercules Incorporated Non-qualified Savings Plan portion thereof) may, upon the Grantee's request for a one-time (annual) exchange, be surrendered in exchange for Restricted Stock and/or Nonqualified Options. The number of shares of Restricted Stock and Options acquired in this manner shall be determined in the same manner as is specified in Subsections
13.1.1 and 13.1.2, respectively, and all Restricted Stock and Options so acquired shall be subject to all of the terms,





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conditions and provisions of Subsections 13.1.1 and 13.1.2, respectively.
Exchanges under this Subsection 13.2.1 shall be effected the third (3rd) business day after the first public announcement of the Company's annual earnings.

         13.2.2 Non-Qualified Savings Plan Accounts. Subject to the Company's approval, amounts accrued under the Hercules Incorporated Non-Qualified Savings Plan portion of the Hercules Deferred Compensation Plan may, upon the Grantee's request for a one-time (annual) exchange, be surrendered in exchange for Restricted Stock and/or Nonqualified Options. The number of shares of Restricted Stock and Options acquired in this manner shall be determined in the same manner as is specified in Subsections 13.1.1 and 13.1.2, respectively, except that the computation in each case shall be based on 100% of the Fair Market Value of one share of Common Stock rather than the 85% of the Fair Market Value specified in Subsection 13.1.1 and Subsection 13.1.2. All Restricted Stock and Options so acquired shall be subject to all of the terms, conditions and provisions of Subsections 13.1.1 and 13.1.2, respectively. Exchanges under this Subsection 13.2.2 shall be effected the third (3rd) business day after the first public announcement of the Company's annual earnings.

         Section 13.3  Termination of Employment

         13.3.1 Death, Disability and Reduction in Force. Notwithstanding any provisions of Sections 12.2 and 12.4 to the contrary:

               (a) If prior to the expiration of an applicable Restricted Period a Grantee who has received Restricted Stock pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 shall cease to be employed by the Company by reason of death, Disability, Reduction in Force or

         Retirement directly attributable to a Reduction in Force, all restrictions and forfeiture provisions under this Plan with respect to the Restricted Stock exchanged pursuant to this Article XIII shall lapse as of the date of termination of employment and delivery of such shares shall be governed by the provisions of Section 7.6.

               (b) If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsections
         13.1.2, 13.2.1 and/or 13.2.2 shall cease to be employed by the Company by reason of death, Disability, Reduction in Force or Retirement directly attributable to a Reduction in Force, the Option Period shall be adjusted to the lesser of the remaining Option Period or one year from the date of employment termination.

         13.3.2 Retirement. Notwithstanding any provisions of Section 12.1 to the contrary:

               (a) In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Restricted Stock pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 prior to the expiration of an applicable Restricted Period, that number of shares of Restricted Stock equal to the amount attributable to the 15% discount made available under this Article XIII, and prorated for the length of time remaining in the Restricted Period shall be forfeited and returned to the Company.

               (b) If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsections 13.1.2,
         13.2.1 and 13.2.2 shall cease to be employed by the Company by reason of his or her Retirement (not directly related to a Reduction in Force), the Option Period shall be adjusted to the lesser of the remaining Option Period or three (3) years from the date of termination. In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Options pursuant to Subsections 13.1.2, 13.2.1 and/or 13.2.2, a number of Options equal to the amount attributable to the 15% discount and prorated for the length of time remaining in the period during which Options may not be exercised shall be forfeited.

         13.3.3 Resignation or Termination for Cause. Notwithstanding any provisions of Sections 12.5 and 12.7 to the contrary:

               (a) In the event a Grantee who has received Restricted Shares pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 voluntarily resigns (except for retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of an applicable Restricted Period, all shares of Restricted Stock shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of the Fair Market Value of the Restricted Shares forfeited or the original amount exchanged.

               (b) In the event a Grantee who has received Options pursuant to Subsections 13.1.2, 13.2.1 and/or 13.2 voluntarily resigns (except for retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of the applicable Option Period, all Options shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of a value (as determined by the Committee) of the Options forfeited or the original amount exchanged.





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         Section 13.4  Avoidance of Pension Diminution

         13.4.1 Governing Provisions. Grantees electing Base Salary and/or Bonus reductions under Section 13.1 may suffer a permanent diminution of their qualified pension entitlement under the Hercules Pension Plan. To offset this diminution in part,exchange awards in respect of pensions otherwise payable as nonqualified pensions (as measured from the date of the APD Election defined next below) may be requested within five (5) years of anticipated retirement. Subject to the Committee's approval of such a request, all such exchanges shall be effected in accordance with the provisions of this Section 13.4.

         13.4.2 Exchange Awards. A Grantee who is within five (5) years (but not less than one year) of his or her anticipated retirement date may elect ("APD Election") to exchange the present value (as of the date of the APD Election) of his or her projected benefits payable as of the Designated Retirement Date (as defined below) under the Hercules Pension Restoration Plan (utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan) for Restricted Stock issuable under Subsection 13.1.1 and/or Options granted under Subsection 13.1.2. Restricted Stock and/or Options received in such an exchange shall be in substitution of any pension entitlements under the Hercules Pension Restoration Plan, the rights to such entitlements being forfeited and canceled in consideration of such exchange.

         13.4.3 Designated Retirement Date. As a part of his or her APD Election, a Grantee shall designate a retirement date ("Designated Retirement Date"). In the event of any termination of employment prior to the Designated Retirement Date, the following will apply:

               (a) If the Grantee elected Restricted Stock, that number of Restricted Stock shares shall be forfeited as has a value (on the date of his or her APD Election) equivalent to the present value determined for purposes of Subsection 13.4.2 minus the present value (as of the APD Election date) of the amount due under the Hercules Pension Restoration Plan as of the date of actual retirement, utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan. Further, in the event that the Grantee's actual retirement date occurs within three (3) years of the APD Election, the Grantee shall forfeit that number of Restricted Stock shares (adjusted by the preceding sentence) attributable to the 15% discount made available under Subsection
         13.1.1 and prorated for the length of time remaining in the three (3)- year period commencing with the date of the APD Election.

               (b) If the Grantee elected Nonqualified Options, that number of Options shall be forfeited as the Committee in its discretion shall determine has a value (on the date of his or her APD Election) equivalent to the present value determined for purposes of Subsection
         13.4.2 minus the present value (as of the date of his or her APD Election) of the amount due under the Hercules Pension Restoration Plan as of the date of actual retirement, utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan. Further, in the event that the Grantee's actual retirement date occurs within three (3) years of the APD Election, the Grantee shall forfeit that number of Options as the Committee in its discretion shall determine has a value equal to that number of Restricted Stock shares (adjusted by the preceding sentence) attributable to the 15% discount made available under Subsection
         13.1.2 and prorated for the length of time remaining in the period commencing with the date of the APD Election.

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               (c)   Notwithstanding (a) and (b) next above, in the event of
         the Grantee's death, Disability or termination of employment with the consent of the Company, the Committee may, in its discretion, waive any forfeitures otherwise applicable under this Subsection 13.4.3.

         Section 13.5  Irrevocability

         Any election under Sections 13.1, 13.2 or 13.4 shall be irrevocable.

         Section 13.6  Equivalency

         Notwithstanding any provision in this Article XII to the contrary, all elections under this Article XII that involve an exchange of future compensation or pension benefit entitlement shall in each instance be equalized (that is, recalculated using actual numbers) at the expiration of the period elected or termination of employment and forfeiture shall be applied, if appropriate.

         Section 13.7  MICP Awards

         Any payout under the Management Incentive Compensation Plan for performance above the target level Performance Goals for any Performance Period shall be in that number of whole shares of Restricted Stock obtained by dividing the dollar value of the payout by 85% of the Fair Market Value of one share of Common Stock on the date of such award. Restricted Stock acquired pursuant to this Section 13.7 shall be subject to all of the terms, conditions and provisions of Article VII, except as may otherwise be determined by the Committee prior to the date of award.

         Section 13.8  Definition

         For purposes of this Article XIII, the term "Grantee" includes all employees of the Company or any Participating Subsidiary who are designated by the CEO to be eligible for purposes of this Article XIII.


                                  ARTICLE XIV
                     CERTAIN TERMS APPLICABLE TO ALL AWARDS

         Section 14.1  Withholding Taxes

         The Company shall withhold (or secure payment from the Grantee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Grantee's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an ISO, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Grantee at the time of delivery or when payment is made (except as otherwise payable under Section 14.1(c) in accordance with the following rules:

                (a) With respect to Awards payable in cash, the Company will withhold an amount sufficient to satisfy applicable Federal, state and local tax withholding requirements and remit the net award to the Grantee;


                (b) With respect to Awards payable in stock, the Company will notify the Grantee of the amount due from such Grantee to satisfy the tax withholding requirements with respect to the stock. The
         Grantee shall pay the amount due to satisfy the tax withholding requirements in cash; provided, however, that the Grantee may elect to meet the tax withholding requirement by requesting the Company, in writing, to withhold from such Award and sell through a brokerage firm the appropriate number of shares of Common Stock, rounded up to the next whole number, which would result in proceeds equal to the tax withholding requirement. Any election by a Grantee to have shares withheld under this Section 14.1 shall be subject to such terms and conditions as the Committee may specify, which may include that the election shall be irrevocable and in the case of a Reporting Person, the election to have shares withheld under this Section 14.1 must be made either (i) not less than six (6) months prior to the date that the tax is to be withheld by the Company, or (ii) during the period beginning on the third business day following the date of the release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. If the cash required (whether paid directly or indirectly through the sale of stock election described above) is not received by the Company within sixty (60) days of notification by the Company of the tax withholding due, the Committee shall have the right to take whatever action it deems appropriate, including voiding the Award. The Company shall not deliver or pay the Award (net of the tax withholding) until the tax withholding obligation is satisfied. At the time that all other restrictions lapse (other than being subject to Section 16 of the Act) a Reporting Person shall make the election described in Subsection (c) below.

                 (c) If permitted under applicable Federal income tax laws, a Grantee may elect to include in gross income for Federal income tax purposes in the year in which a stock Award is made, an amount equal to the Fair Market Value of the Award on the Date of Grant. If the Grantee makes such an election, the Grantee shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service by no later than thirty (30) days from the Date of the Grant. Promptly following such notification, the Grantee shall pay directly to the Company, or make arrangements satisfactory to the Committee, the cash amount determined by the Company to be sufficient to satisfy applicable Federal, state or local withholding tax requirements. If the Grantee shall fail to make such payments, the Company and its Subsidiaries shall, to the extent permissible by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock.

         Section 14.2 Adjustments to Reflect Capital Changes

         14.2.1 Recapitalization. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan, such adjustments shall be made in the number and kind of shares subject to outstanding Awards, the Option Price for such shares and the

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number and kind of shares available for Awards subsequently granted under the
Plan as may be determined appropriate by the Committee.

         14.2.2 Sale or Reorganization. After any reorganization, merger or consolidation in which the Company is the surviving corporation, each Grantee shall, at no additional cost, be entitled upon any exercise of an Option or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares of stock or other securities to which such Grantee would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Grantee had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Grantee in the event of successive reorganizations, mergers or consolidations of the character described above.

         14.2.3 Options to Purchase Stock of Acquired Companies. After any reorganization, merger or consolidation in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation whose stock subject to the old options that may no longer be issued following such merger or consolidation, The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

         Section 14.3  Failure to Comply With Terms and Conditions

         Notwithstanding any other provision of the Plan, no payment or delivery with respect to any Award shall be made, and all rights of the Grantee who receives such Award (or his designated Beneficiary or legal representative) to such payment or delivery under the Plan shall be forfeited, at the discretion of the Committee, if, prior to the time of such payment or delivery, the Grantee breaches a restriction or any of the terms, restrictions and/or conditions of the Plan and/or the Award Commitment.

         Section 14.4  Forfeiture Upon Occurrence of Certain Events

         Notwithstanding any other provision of the Plan, no payment of any Award shall be made and all rights of the Grantee who received such Award (or his designated Beneficiary or legal representative) to the payment thereof under the Plan shall be forfeited if, prior to the time of such payment, the Grantee (i) without the Company's consent, shall be employed by a competitor of, or shall be engaged in any activity in competition with, the Company or a Subsidiary; (ii) divulges without the consent of the Company any secret or confidential information belonging to the Company or a Subsidiary; or (iii) has been dishonest or fraudulent in any matter affecting the Company or a Subsidiary or has committed any act which, in the sole judgment of the Committee, has been substantially detrimental to the interests of the Company or a Subsidiary. The Company shall give a Grantee written notice of the occurrence of any such event prior to making any such forfeiture. The determination of the Committee as to the occurrence of any of the events specified in clauses (i), (ii), and (iii) of this Section 14.4 shall be conclusive and binding upon all persons for all purposes. Any

Award shall be subject to forfeiture for the reasons provided in this Section
14.4 in such manner as shall be provided by the Committee.

         Section 14.5 Regulatory Approvals and Listing

         The Company shall not be required to issue any certificate or certificates for shares of Common Stock under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the Company's Common Stock may be listed, and (iii) the completion of any registration or other qualification of such shares of Common Stock under any state or Federal law or ruling or regulations of any governmental body which the Company shall, in its discretion, determine to be necessary or advisable.

         Section 14.6  Restrictions Upon Resale of Stock

         If the shares of Common Stock that have been issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended ("Securities Act"), pursuant to an effective registration statement, such Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any such shares acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under said Act and (ii) that such Grantee is acquiring such shares for his own account and not with a view to the distribution thereof.

         Section 14.7  Reporting Person Limitation

         Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Act, and any successor provision, (1) any Common Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six (6) months after the earlier of acquisition of the security or the date of grant of the derivative security, if any, pursuant to which the Common Stock or other equity security was acquired; and (2) any Option, SAR or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative.



                                   ARTICLE XV
                                    DISPUTES

         If the employment of a Grantee with the Company or any Participating Subsidiary shall terminate prior to the expiration of the Performance or Restriction Period applicable to any Performance Share, Restricted Stock or Phantom Unit Award awarded to such Grantee and there exists a dispute between such Grantee and the Company or the Committee as to the satisfaction of the conditions to the release of such shares or units under the Plan or the terms and conditions of the Performance Share, Restricted Stock or Phantom Unit Award, the Performance Share, Restricted Stock or Phantom Unit Awards as to which such dispute shall exist shall remain subject to the restrictions of the Plan until the resolution of such dispute, regardless of any intervening expiration of the Performance or Restriction Period originally applicable to such shares, except that any dividends which may be declared and which may be payable to the participant as of a date during the period from termination of such Grantee's employment to the resolution of such dispute (the "Suspension Period") shall

               (i) to the extent to which such dividends would have been payable to such Grantee on such Performance Share, Restricted Stock or Phantom Unit Award, be held by the Company as part of its general funds and shall be paid to or for the account of such Grantee only upon, and in the event of, a resolution of such dispute in a manner favorable to such Grantee and then only with respect to such Performance Share, Restricted Stock or Phantom Unit Award as to which such resolution shall be so favorable, and

               (ii) in the event the dispute is resolved in a manner unfavorable to the Grantee, be canceled as dividends payable upon Performance Share, Restricted Stock or Phantom Unit Award as to which such resolution shall be so unfavorable.

         In addition, to the extent that resolution of any such dispute shall be unfavorable to the Grantee, the Performance Shares, Restricted or Phantom Unit Award as to which such dispute shall have existed shall be forfeited in accordance with the provisions of Article XII or Section 14.4.

                                 ARTICLE  XVI
                          ADMINISTRATION OF THE PLAN

         Section 16.1  Committee

         The Plan shall be administered by or under the direction of the Committee. No person shall be eligible or continue to serve as a member of the Committee unless such person is a director of the Company and is a "disinterested person" within the meaning of Rule 16b-3, and no person shall be, or shall have been, eligible to receive an Award under the Plan to acquire stock, stock options, stock appreciation rights, performance shares or restricted stock of the Company or any Participating Subsidiary at any time within the one (1) year immediately preceding the member's appointment to the Committee.

         Section 16.2  Committee Actions

         Except for matters required by the terms of this Plan to be decided by the CEO or his designee or designees, the Committee shall have full power and authority to interpret and construe the Plan, to prescribe, amend and rescind rules, regulations, policies and practices, to impose such conditions and restrictions on Awards as it deems appropriate and to make all other determinations necessary or desirable in connection with the administration of, or the performance of its responsibilities under, this Plan. Subject to the limitations of provisions of Section 20.4, each decision, determination, interpretation or other action of the Committee made or taken pursuant to grants of authority under the Plan shall be final and shall be conclusive and binding on all persons for all purposes. The Committee's decisions, determinations and interpretations (including without limitations, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made selectively among Grantees who receive, or are eligible to receive, awards under the Plan, whether or not such Grantees are similarly situated. The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3, delegate any of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

         Section 16.3  No Liability of Committee Members

         As and to the extent provided by Section 20.5, no past, present or future member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee.



                                  ARTICLE XVII
           EFFECTIVE DATE, TERM OF THE PLAN AND STOCKHOLDER APPROVAL

           The Plan became effective as of April 1, 1991, and was amended and restated as of June 30, 1993, and is hereby further amended and restated. The termination date of the Plan shall be April 30, 1998. No Award shall be granted under the Plan after such termination date. The Plan will continue in effect for existing Awards as long as any such Awards are outstanding.

                                ARTICLEX VIII
                         CHANGE IN CORPORATE CONTROL

         Section 18.1  Options And PASOs

         In the event of a Change in Control, (1) all Options and PASOs outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (2) a Grantee who is an elected officer or director of the Company will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or PASO or portion thereof to the extent not yet exercised (or with respect to an Option or PASO or portion thereof granted less than six (6) months prior to the date of the Change in Control, within sixty (60) days after the expiration of a six (6) month period following the Date of Grant) and to receive a cash payment in an amount equal to the excess, if any, of (A) in the case of a Nonqualified Stock Option or PASO, the adjusted Fair Market Value of the Common Stock subject to the Option or PASO or a portion thereof surrendered or in the case of an ISO, the Fair Market Value of the Common Stock subject to the Option or PASO or portion thereof surrendered, over (b) the Option Price. The provisions of this Section
18.1 shall be applicable to Nonqualified Stock Options, PASOs or ISOs. The provisions of this Section 18.1 shall not be applicable to any Options granted to a Grantee if any Change in Control results from such Grantee's beneficial ownership (within the meaning of Rule 13d-3 under the Act) of Common Stock or Company voting securities.

         Section 18.2  SARs

         In the event of a Change in Control, all SARs shall become immediately and fully exercisable but not before any related ISO is exercisable. Upon any exercise of a SAR (other than a SAR granted in tandem with a related ISO) or any portion thereof during the 60-day period following the Change in Control, (or with respect to a SAR granted to an officer or director of the Company less than six (6) months prior to the date of the Change in Control, within sixty
(60) days after the expiration of a six (6) month period following the Date of Grant) the amount payable shall be determined by reference to the SAR Fair Market Value of the Common Stock and shall be paid in cash. SARs granted in connection with ISOs will be payable as determined by reference to the Fair Market Value of the Common Stock on the date of such exercise and shall be paid in cash. The provisions of this Section 18.2 shall not be applicable to any SARs granted to a Grantee if any Change in Control results from such Grantee's beneficial ownership (within the meaning of Rule 13d(3) under the Act) of Common Stock or Company voting securities.

         Section 18.3  All Other Awards

         In the event of a Change of Control, all Performance Share Awards, Restricted Stock Awards, Phantom Unit Awards, Cash Value Awards, Other Market-Based Awards (if any) and Other Performance-Based Awards (if any) shall immediately vest and become fully payable within thirty (30) days after a Change in Control to all Grantees who have been granted an Award. In the case of Performance Share Awards and Cash Value Awards, all Awards shall vest at the Maximum Award.

         Section 18.4  Definitions

         A Change in Control of the Company shall occur when there is an unsolicited Change in Control of the Company that is not initiated by the Company, and is of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, as in effect on the effective date of the Plan; provided, however, that no Change in Control shall be deemed to have occurred unless and until a "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) together with all "affiliates" and "associates" of such person (as such terms respectively, are defined in Rule 12b-2 of the General Rules and Regulations under the Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.



                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION

         Section 19.1  Amendment

         The Board reserves the right at any time or times to modify, alter or amend, in whole or in part, any or all of the provisions of the Plan to any extent and in any manner that it may deem advisable, and no consent or approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any modification, alteration or amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any modification, alteration or amendment which (i) except as provided in Section 3, increases the maximum number of shares of Common Stock available for Awards under this Plan, (ii) decreases the Option Price to less than 100% of the Fair Market Value on the date of grant of an Option, (iii) extends the period during which Awards may be granted under the Plan beyond April 30, 1998,
(iv) changes the employee (or class of employees) eligible to receive Awards under the Plan, (v) materially increase the benefits accruing to a Grantee under the Plan, or (vi) requires stockholders approval under Rule 16b-3 or the Code, unless such compliance is no longer desired, or under any other applicable law. No modification, alteration or amendment of the Plan may, without the consent of the Grantee (be Beneficiaries in the call of his death) to whom any Award shall theretofore have been granted under the Plan adversely affect any right of such Grantee under such Award, except in accordance with the provisions of the Plan and/or any Award Commitment applicable to any such Award. Subject to the provisions of this Section 19.1, any modification, alteration or amendment of any provisions of the Plan may be made retroactively.

         Section 19.2  Suspension or Termination

         The Board reserves the right at any time to suspend or terminate, in whole or in part, any or all of the provisions of the Plan for any reason and without the consent of or approval by the stockholders of the Company, any Grantee or Beneficiary or any other person, committee or entity of any kind; provided, however, that no such suspension or termination shall affect any right or obligation with respect to any Award theretofore made except as herein otherwise provided.

                                  ARTICLE XX
                                MISCELLANEOUS

         Section 20.1  Deferral Election

         At the discretion of the Committee payment of Phantom Units or any other cash award, or any portion thereof, may be deferred by a Grantee until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Grantee at such times prior to the time payment would otherwise be made as the Committee shall determine. All deferrals shall be made in accordance with such rules and regulations established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee also may credit interest at such rates to be determined by the Committee.

         Section 20.2  Designation of Beneficiary

         Each Grantee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his death. A Grantee may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Grantee's death, and in no event shall it be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of a Grantee's death, or if no designated Beneficiary survives the Grantee or if such designation conflicts with law, the Grantee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

         Section 20.3  No Right to an Award or to Continued Employment

         No Grantee or other person shall have any claim or right to be granted an Award under the Plan. Neither the action of the Company in establishing this Plan, nor any provisions hereof, nor any action taken by the Company, any Participating Subsidiary, the Committee or the CEO (or his designee or designees) pursuant to such provisions shall be construed as creating in any employee or class of employees any right with respect to continuation of employment by the Company or any of the Participating Subsidiaries, and they shall not be deemed to interfere in any way with the Company's or any Participating Subsidiary's right to employ, discipline, discharge, terminate, lay off or retire any Grantee with or without cause, to discipline any Employee, or to otherwise affect the Company's right to make employment decisions with respect to any Grantee.

         Section  20.4 Discretion of the Committee and the CEO

         Whenever the terms of the Plan provide for or permit a decision to be made or an action to be taken by a Grantor, such decision may be made or such action taken in the sole and absolute discretion of such Grantor and shall be final, conclusive and binding on all persons for all purposes; provided, however, that the Board may review any decision or action of the Grantor and if the Board determines that any Award or other decision or act of the Grantor is inequitable or contrary to the provisions of this Plan, it may reverse or modify such Award, decision or act. As provided in Section 16.2 in the case of the Grantor's determinations under the Plan, including, without limitation the determination of the person to receive awards and the amount of such awards, need not be uniform and may be made by him selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly retired.

         Section 20.5  Indemnification and Exculpation

         20.5.1 Indemnification. Each person who is or shall have been a member of the Committee and each director, officer or employee of the Company or any Participating Subsidiary to whom any duty or power related to the administration or interpretation of this Plan may be delegated, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become a party or in which he may be or became involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his bad faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled under the Company's Restated Certificate of Incorporation, as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

         20.5.2 Exculpation. Each member of the Committee, and each director, officer and employee of the Company or of any Participating Subsidiary shall be fully justified in relying or acting upon in good faith any information furnished in connection with the administration of this Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee, or a director, officer or employee of the Company or any Participating Subsidiary be liable for any determination made or other action taken or any omission to act in reliance upon such report or information, of for any action (including the furnishing of information) taken or any failure to act, if in good faith.

         Section 20.6  Unfunded Plan

         This Plan is intended to constitute an unfunded, long term incentive compensation plan for certain selected employees. No special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan with respect to Restricted Stock or Performance Shares held in custody accounts. The
Company may, but shall not be obligated to, acquire shares of its Common Stock from time to time in anticipation of its obligations under the Plan, but no Grantee shall have any right in or against any shares of stock so acquired. All such stock shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes at it may deem appropriate. No obligation or liability of the Company to any Grantee with respect to any right to receive a distribution or payment under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

         Section 20.7  Inalienability of Rights and Interests

         The rights and interests of a Grantee under this Plan are personal to the Grantee and to any person or persons who may become entitled to distribution or payments under the Plan by reason of death of the Grantee, and the rights and interests of the Grantee or any such person (including, without limitation, any Award distributable or payable under the Plan) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Grantees. If any Grantee shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of his rights or interests under the Plan, (including without limitation, any Award payable under the Plan) then the Committee may hold or apply such benefit or any part thereof to or for the benefit of such Grantee or his Beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

         Section 20.8  Awards Not Includable for Benefit Purposes

         Payments received by a Grantee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Grantee which are maintained by the Company or any of its Subsidiaries, except as may be determined by the Board.

         Section 20.9  No Issuance of Fractional Shares

         The Company shall not be required to deliver any fractional share of Common Stock but, as determined by the Committee, may pay in lieu thereof, except as otherwise provided in this Plan, the Fair Market Value (determined as of the date of payment the restrictions terminate) of such fractional share to the Grantee or the Grantee's beneficiary, as the case may be.

         Section 20.10  Modification for Overseas Grantees

         Notwithstanding any provision to the contrary, the Committee may incorporate such provisions, or make such modifications or amendments in Award Commitments of Grantees who reside or are employed outside of the United States of America, or who are citizens of a country other than the United States of America, as the Committee deems necessary or appropriate to accomplish the purposes of the Plan with respect to such Grantee in light of differences in applicable law, tax policies or customs, and to ascertain compliance with all applicable laws.

         Section 20.11  Leaves of Absence

         The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning if the Plan and (b) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

         Section 20.12  Communications

         20.12.1 Communications by the Committee. All notices, statements, reports and other communications made, delivered or transmitted to a Grantee, Beneficiary or other person under this Plan shall be deemed to have been duly given, made or transmitted when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Grantee, Beneficiary or other person at his address last appearing on the records of the Committee.

         20.12.2 Communications by the Participants and Others. All elections, designations, requests, notices, instructions and other communications made, delivered or transmitted by the Company, a Participating Subsidiary, Grantee, Beneficiary or other person to the Committee required or permitted under this Plan shall be in such form as is prescribed from time to time by each such Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by each such Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by such Committee at such location.

         Section 20.13  Parties in Interest

         The provisions of the Plan and the terms and conditions of any Award shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of each Grantee, including, without limitation, such Grantee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Grantee. The obligations of the Company under the Plan shall be binding upon the Company and its successors and assigns.

         Section 20.14  Severability

         Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

         Section 20.15  Compliance with Laws

         The Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Award Commitments to comply with Rule 16b-3, and to make any such other amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

         Section 20.16  No Strict Construction

         No rule of strict construction shall be implied against the Company, the Committee, the CEO or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

         Section 20.17  Modification

         This document contains all of the provisions of the Plan and no provisions may be waived, modified or otherwise altered except in a writing adopted by the Board.

         Section 20.18 Governing Law

         All questions pertaining to validity, construction and administration of the Plan and the rights of all persons hereunder shall be determined with reference to, and the provisions of the Plan shall be governed by and shall be construed in conformity with, the internal laws of the State of Delaware.

[LOGO]


Hercules Incorporated
Hercules Plaza
Wilmington, DE 19894-0001


Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, to be held at 11:00 a.m. on Thursday, April 27, 1995, at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, DE.

        At the meeting, we will review the performance of Hercules and answer any questions you may have. The enclosed Proxy Statement will provide you with more details about items that will be addressed at the Annual Meeting. After reviewing the Proxy Statement, please take a moment to sign, date and mark your vote on the proxy card below and return it in the enclosed postage-paid envelope. Your vote is important to us, and we ask that you vote your shares whether or not you plan to attend the meeting.

       Since seating is limited at the Annual Meeting, please check the box on the proxy card if you would like to attend. Tickets will be issued on a first come, first served basis. If you arrive without an admission ticket, you will be seated if space is available.

        For your convenience, a map showing the location of the Delaware Art Museum is shown on the back of this letter.

                                              Sincerely,

                                              /s/ THOMAS L. GOSSAGE

                                              Thomas L. Gossage
                                              Chairman of the Board, President
                                              and Chief Executive Officer



                        PROXY/VOTING INSTRUCTION CARD
[LOGO]                      HERCULES INCORPORATED
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Thomas L. Gossage and Michael B. Keehan, and each of them, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote, as specified on the reverse side, all shares of common stock of Hercules Incorporated ("Hercules") that the undersigned is entitled to vote at Hercules' Annual Meeting of Stockholders to be held on Thursday, April 27, 1995, at 11:00 A.M. at The Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, DE, or at any adjournment thereof. The undersigned also hereby revokes previous proxies and acknowledges receipt of Hercules' Notice of the Annual Meeting and Proxy Statement. This card further provides voting instructions for shares held for the undersigned in the Hercules' Dividend Reinvestment Plan and the employee savings plans sponsored by Hercules or any of its subsidiaries.


                                    Dated                                 , 1995
                                          --------------------------------
                                    Signature(s)
                                                --------------------------------

                                    --------------------------------------------
                                    PLEASE SIGN EXACTLY AS NAME(S) APPEARS TO
                                    THE LEFT. JOINT OWNERS SHOULD EACH SIGN.
                                    EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.,
                                    SHOULD INDICATE CAPACITY IN WHICH THEY ARE
                                    SIGNING.

                             PLEASE VOTE PROMPTLY

                        [GRAPHIC OF SAMPLE PROXY CARD]


UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4
1. Election of Directors for a three-year term _______________________________________        / / FOR       / / WITHHOLD
   NOMINEES ARE: Robert G. Jahn, Ralph L. MacDonald, Jr. and Paula A. Sneed

   Withhold vote only from ________________________________________________________________________________________________________

2. Ratification of Independent Accountants ___________________________________________        / / FOR     / / AGAINST   / / ABSTAIN

3. Approve the increase in approval of an amendment to the restated certificate of incorporation to the authorized shares of Common Stock from
   150,000,000 shares to 300,000,000 shares __________________________________________        / / FOR     / / AGAINST   / / ABSTAIN

4. Approval of an amended and restated Hercules Incorporated
   Long Term Incentive Compensation Plan _____________________________________________        / / FOR     / / AGAINST   / / ABSTAIN
- ------------------------------------------------------------------------------------------------------------------------------------

AS SEATING IS LIMITED TO A FIRST COME, FIRST SERVED BASIS, PLEASE CHECK THIS BOX IF YOU WOULD LIKE AN ADMISSION TICKET TO ATTEND THE MEETING. / /

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)